================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-56846) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 51
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 53

                              VANGUARD INDEX TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE
            on April 20, 1998 pursuant to paragraph (b) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1997 ON MARCH 30, 1998.


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                              VANGUARD INDEX TRUST

                             PROSPECTUS SUPPLEMENT

                                 APRIL 20, 1998

On April 20, 1998, a subscription period will begin for three new Portfolios of Vanguard Index Trust: the Mid Capitalization Stock Portfolio, Small Capitalization Value Stock Portfolio, and Small Capitalization Growth Stock Portfolio. The subscription period, held for the purpose of accumulating capital prior to the start of investment activities, will last through May 20, 1998. Fund assets will be invested in money market instruments throughout the subscription period. For the duration of this period, the Portfolios will charge no transaction fees.

     Beginning May 21, each Portfolio will charge an automatic transaction fee on purchases of shares (including exchanges from other Vanguard funds, but not including reinvested dividends and capital gains). The fees are 0.25% for the Mid Capitalization Stock Portfolio and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios. These fees, paid directly to the Portfolios, are designed to offset the higher costs of purchasing certain types of securities.

                              VANGUARD INDEX TRUST

                             CROSS REFERENCE SHEET

                             FORM N-1A
                            ITEM NUMBER                                      LOCATION IN PROSPECTUS
    Item 1.   Cover Page...........................................   Cover Page
    Item 2.   Synopsis.............................................   Portfolio Profile; Portfolio Expenses
    Item 3.   Condensed Financial Information......................   Financial Highlights
    Item 4.   General Description of Registrant....................   The Portfolios' Objective; Investment
                                                                      Limitations; Investment Strategy;
                                                                      Investment Policies; A Word About
                                                                      Risk; Investment Performance; General
                                                                      Information
    Item 5.   Management of the Fund...............................   The Trust and Vanguard; Investment
                                                                      Adviser
   Item 5A.   Management's Discussion of Fund Performance..........   Herein incorporated by reference to
                                                                      Registrant's Annual Report to
                                                                      Shareholders dated December 31, 1997
                                                                      filed with the Securities & Exchange
                                                                      Commission's EDGAR system on March 2,
                                                                      1998
    Item 6.   Capital Stock and Other Securities...................   Buying Shares; Redeeming Shares;
                                                                      Share Price; Dividends, Capital
                                                                      Gains, and Taxes; General Information
    Item 7.   Purchase of Securities Being Offered.................   Buying Shares; How to Exchange Shares
    Item 8.   Redemption or Repurchase.............................   Redeeming Shares
    Item 9.   Pending Legal Proceedings............................   Not Applicable

                             FORM N-1A                                        LOCATION IN STATEMENT
                            ITEM NUMBER                                     OF ADDITIONAL INFORMATION
   Item 10.   Cover Page...........................................   Cover Page
   Item 11.   Table of Contents....................................   Cover Page
   Item 12.   General Information and History......................   Not Applicable
   Item 13.   Investment Objectives and Policies...................   Investment Objectives and Policies;
                                                                      Investment Limitations
   Item 14.   Management of the Registrant.........................   Management of the Trust
   Item 15.   Control Persons and Principal Holders of
              Securities...........................................   Not Applicable
   Item 16.   Investment Advisory and Other Services...............   Management of the Trust
   Item 17.   Brokerage Allocation and Other Services..............   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities...................   Description of Shares and Voting
                                                                      Rights
   Item 19.   Purchase, Redemption and Pricing of Securities Being
              Offered..............................................   Purchase of Shares; Redemption of
                                                                      Shares
   Item 20.   Tax Status...........................................   Not Applicable
   Item 21.   Underwriters.........................................   Management of the Trust
   Item 22.   Calculation of Performance Data......................   Yield and Total Return; Performance
                                                                      Measures
   Item 23.   Financial Statements.................................   Financial Statements

                              VANGUARD INDEX TRUST

                             CROSS REFERENCE SHEET

                             FORM N-1A
                            ITEM NUMBER                                      LOCATION IN PROSPECTUS
    Item 1.   Cover Page...........................................   Cover Page
    Item 2.   Synopsis.............................................   Portfolio Profile; Portfolio Expenses
    Item 3.   Condensed Financial Information......................   Financial Highlights
    Item 4.   General Description of Registrant....................   The Portfolios' Objective; Investment
                                                                      Limitations; Investment Strategy;
                                                                      Investment Policies; A Word About
                                                                      Risk; Investment Performance; General
                                                                      Information
    Item 5.   Management of the Fund...............................   The Trust and Vanguard; Investment
                                                                      Adviser
   Item 5A.   Management's Discussion of Fund Performance..........   Herein incorporated by reference to
                                                                      Registrant's Annual Report to
                                                                      Shareholders dated December 31, 1997
                                                                      filed with the Securities & Exchange
                                                                      Commission's EDGAR system on March 2,
                                                                      1998
    Item 6.   Capital Stock and Other Securities...................   Buying Shares; Redeeming Shares;
                                                                      Share Price; Dividends, Capital
                                                                      Gains, and Taxes; General Information
    Item 7.   Purchase of Securities Being Offered.................   Buying Shares; How to Exchange Shares
    Item 8.   Redemption or Repurchase.............................   Redeeming Shares
    Item 9.   Pending Legal Proceedings............................   Not Applicable

                             FORM N-1A                                        LOCATION IN STATEMENT
                            ITEM NUMBER                                     OF ADDITIONAL INFORMATION
   Item 10.   Cover Page...........................................   Cover Page
   Item 11.   Table of Contents....................................   Cover Page
   Item 12.   General Information and History......................   Not Applicable
   Item 13.   Investment Objectives and Policies...................   Investment Objectives and Policies;
                                                                      Investment Limitations
   Item 14.   Management of the Registrant.........................   Management of the Trust
   Item 15.   Control Persons and Principal Holders of
              Securities...........................................   Not Applicable
   Item 16.   Investment Advisory and Other Services...............   Management of the Trust
   Item 17.   Brokerage Allocation and Other Services..............   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities...................   Description of Shares and Voting
                                                                      Rights
   Item 19.   Purchase, Redemption and Pricing of Securities Being
              Offered..............................................   Purchase of Shares; Redemption of
                                                                      Shares
   Item 20.   Tax Status...........................................   Not Applicable
   Item 21.   Underwriters.........................................   Management of the Trust
   Item 22.   Calculation of Performance Data......................   Yield and Total Return; Performance
                                                                      Measures
   Item 23.   Financial Statements.................................   Financial Statements

                              VANGUARD INDEX TRUST

                             PROSPECTUS SUPPLEMENT

                                 APRIL 20, 1998

On April 20, 1998, a subscription period will begin for three new Portfolios of Vanguard Index Trust: the Mid Capitalization Stock Portfolio, Small Capitalization Value Stock Portfolio, and Small Capitalization Growth Stock Portfolio. The subscription period, held for the purpose of accumulating capital prior to the start of investment activities, will last through May 20, 1998. Fund assets will be invested in money market instruments throughout the subscription period. For the duration of this period, the Portfolios will charge no transaction fees.

     Beginning May 21, each Portfolio will charge an automatic transaction fee on purchases of shares (including exchanges from other Vanguard funds, but not including reinvested dividends and capital gains). The fees are 0.25% for the Mid Capitalization Stock Portfolio and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios. These fees, paid directly to the Portfolios, are designed to offset the higher costs of purchasing certain types of securities.

                                             VANGUARD
                                             INDEX TRUST

                                             PROSPECTUS
                                             APRIL 20, 1998



TOTAL STOCK MARKET
PORTFOLIO

500 PORTFOLIO

EXTENDED MARKET
PORTFOLIO

MID CAPITALIZATION
STOCK PORTFOLIO

SMALL CAPITALIZATION
STOCK PORTFOLIO

VALUE PORTFOLIO

SMALL CAPITALIZATION
VALUE STOCK PORTFOLIO

GROWTH PORTFOLIO

SMALL CAPITALIZATION
GROWTH STOCK PORTFOLIO

This prospectus contains
financial data for the
Trust through the
fiscal year ended
December 31, 1997.

                               [GRAPHIC OF SHIP]




                                                           [VANGUARD GROUP LOGO]

VANGUARD INDEX TRUST
A Stock Index Mutual Fund



CONTENTS

Portfolio Profile                       1

Portfolio Expenses                      4

Financial Highlights                    6

A Word About Risk                       10

The Portfolios'
Objective                               10

Who Should Invest                       12

Investment Strategy                     13

Investment Policies                     17

Investment Limitations                  18

Investment
Performance                             18

Share Price                             19

Dividends, Capital
Gains, and Taxes                        20

The Trust and
Vanguard                                21

Investment Adviser                      21

General Information                     22

Investing
with Vanguard                           23

Services and
Account Features                        23

Types of Accounts                       24

Distribution Options                    25

Buying Shares                           26

Redeeming Shares                        27

Transferring
Registration                            30

Portfolio and
Account Updates                         30

Prospectus Postscript                   32

Glossary                 Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES


Vanguard Index Trust (the "Trust") is an open-end investment company that includes nine separate, diversified mutual fund portfolios: Total Stock Market, 500, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios have been added as new Portfolios effective April 20, 1998.


   Each Portfolio seeks to match, as closely as possible, the performance of a different stock market benchmark, or index. One index reflects the entire U.S. stock market; the eight other indexes focus on specific stock market segments. Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Portfolios track their respective indexes.

   You can buy shares in any of the nine Portfolios that meet your investment needs; you do not have to buy shares in all nine.

   IT IS IMPORTANT TO NOTE THAT NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE PORTFOLIOS.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

   Each Portfolio charges a $10 annual account maintenance fee for accounts with balances of less than $10,000 at the time of the quarterly or annual deduction.

   Five Portfolios charge a fee on purchases: 0.25% for the Extended Market and Mid Capitalization Stock Portfolios, 0.5% for the Small Capitalization Stock Portfolio, and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios.

ADDITIONAL INFORMATION ABOUT THE TRUST

A Statement of Additional Information (dated April 20, 1998) containing more information about the Trust is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      4-5

NOTE TO LARGE INVESTORS

The Total Stock Market Portfolio, Extended Market Portfolio, Mid Capitalization Stock Portfolio, Small Capitalization Stock Portfolio, Value Portfolio, Small Capitalization Value Stock Portfolio, Growth Portfolio, and Small Capitalization Growth Stock Portfolio each offers two separate classes of shares. This prospectus, and a separate prospectus for institutional clients and participants in employer-sponsored retirement plans, describe the "Investor Shares" of these Portfolios, which have a minimum initial investment requirement of $3,000 ($1,000 for IRAs). The Portfolios' "Institutional Shares," which we offer through another prospectus, are designed for investors who meet the investment minimum requirement of $10 million and generally do not require special employee benefit plan services. To obtain a prospectus for the Institutional Shares, please call Vanguard's Institutional Investor Group at 1-800-523-1036. Note that the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide which Portfolios, if any, are the right investment for you. We suggest that you keep it for future reference.

PORTFOLIO PROFILE                                           Vanguard Index Trust

WHO SHOULD INVEST (PAGE 12)

- Investors looking for a simple way to match the performance of a specific stock market index.

- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

-        Investors unwilling to accept significant fluctuations in share price.

-        Investors hoping to beat the stock market.

RISKS OF THE PORTFOLIOS (PAGE 10-17)

The Portfolios' total returns will fluctuate within a wide range, so an investor could lose money over short or even extended periods. All nine Portfolios are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 10.

DIVIDENDS AND CAPITAL GAINS (PAGE 20)

The Total Stock Market, 500, Value, and Growth Portfolios pay dividends in March, June, September, and December. The Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios pay dividends in December. All nine of the Trust's Portfolios pay capital gains, if any, in December.


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER (page 21)

Vanguard Core Management Group, Valley Forge, Pa., manages each of the nine Portfolios.

MINIMUM INITIAL INVESTMENT FOR EACH PORTFOLIO: $3,000; $1,000 for IRAs and custodial accounts for minors

ACCOUNT FEATURES (page 23)

-  Telephone Redemption (sales, not exchanges)

-  Vanguard Direct Deposit Service(TM)

-  Vanguard Automatic Exchange Service(sm)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(sm)

Vanguard Index Trust
AVERAGE ANNUAL TOTAL RETURNS--
YEARS ENDED DECEMBER 31, 1997


                                                 1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Total Stock Market                                31.0%       18.9%       18.5%*
Wilshire 5000 Index                               31.4        19.3        18.9*

500                                               33.2%       20.1%       17.8%
S&P 500 Index                                     33.4        20.3        18.1

Extended Market**                                 26.7%       17.5%       16.4%
Wilshire 4500 Index                               25.7        17.0        16.3

SmallCap Stock**                                  24.6%       17.5%       15.8%
Russell 2000 Index                                22.4        16.4        15.8

Value                                             29.8%       20.5%       20.7%*
S&P/BARRA Value Index                             30.0        20.7        20.9*

Growth                                            36.3%       19.5%       19.5%*
S&P/BARRA Growth Index                            36.5        19.6        19.8*
--------------------------------------------------------------------------------


Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

*Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

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                                             TOTAL STOCK                              EXTENDED
                                               MARKET                500               MARKET
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                               4/27/1992           8/31/1976          12/21/1987
NET ASSETS AS OF 12/31/1997:                $5.09 billion      $49.40 billion       $2.72 billion
PORTFOLIO EXPENSE RATIO FOR THE
   YEAR ENDED 12/31/1997:                       0.20%               0.19%               0.23%
FEES
   LOADS, 12b-1 MARKETING FEE:                  None                None                None
   ANNUAL ACCOUNT MAINTENANCE FEE*:              $10                 $10                 $10
   TRANSACTION FEE ON PURCHASES:                None                None               0.25%
SUITABLE FOR IRAS:                               Yes                 Yes                 Yes
NEWSPAPER ABBREVIATION:                         TotSt                500                Extnd
VANGUARD FUND NUMBER:                            085                 040                 098
CUSIP NUMBER:                                 922908306           922908108           922908207
QUOTRON SYMBOL:                                VTSMX.Q             VFINX.Q             VEXMX.Q
-------------------------------------------------------------------------------------------------

*Waived for accounts with balances of $10,000 or more at the time of the quarterly or annual deduction.

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                                               MIDCAP             SMALLCAP
                                                STOCK               STOCK               VALUE
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                               4/20/1998           10/3/1960           11/2/1992
NET ASSETS AS OF 12/31/1997:                    None            $2.70 billion       $1.80 billion
PORTFOLIO EXPENSE RATIO FOR THE
   YEAR ENDED 12/31/1997:                        N/A                0.23%               0.20%
FEES
   LOADS, 12b-1 MARKETING FEE:                  None                None                None
   ANNUAL ACCOUNT MAINTENANCE FEE*:              $10                 $10                 $10
   TRANSACTION FEE ON PURCHASES:                0.25%               0.50%               None
SUITABLE FOR IRAS:                               Yes                 Yes                 Yes
NEWSPAPER ABBREVIATION:                        MidCap               SmCap               Value
VANGUARD FUND NUMBER:                            859                 048                 006
CUSIP NUMBER:                                 922908843           922908702           922908405
QUOTRON SYMBOL:                                  N/A               NAESX.Q             VIVAX.Q
-------------------------------------------------------------------------------------------------

* Waived for accounts with balances of $10,000 or more at the time of the quarterly or annual deduction.



-------------------------------------------------------------------------------------------------
                                              SmallCap                                SmallCap
                                                Value              Growth              Growth
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                               4/20/1998           11/2/1992           4/20/1998
NET ASSETS AS OF 12/31/1997:                    None            $2.40 billion           None
PORTFOLIO EXPENSE RATIO FOR THE
   YEAR ENDED 12/31/1997:                        N/A                0.20%                N/A
FEES
   LOADS, 12b-1 MARKETING FEE:                  None                None                None
   ANNUAL ACCOUNT MAINTENANCE FEE*:              $10                 $10                 $10
   TRANSACTION FEE ON PURCHASES:                1.00%               None                1.00%
SUITABLE FOR IRAS:                               Yes                 Yes                 Yes
NEWSPAPER ABBREVIATION:                        SmValue             Growth             SmGrowth
VANGUARD FUND NUMBER:                            860                 009                 861
CUSIP NUMBER:                                 922908793           922908504           922908827
QUOTRON SYMBOL:                                  N/A               VIGRX.Q               N/A
-------------------------------------------------------------------------------------------------



*Waived for accounts with balances of $10,000 or more at the time of the quarterly or annual deduction.

                                PLAIN TALK ABOUT
                                 VANGUARD'S FEES

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions--and not by shareholders already in the portfolio. In addition, most of Vanguard's index portfolios charge an account maintenance fee on accounts under $10,000 to divide the costs of maintaining accounts equitably among shareholders.

   At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which--for many fund companies--ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the costs you would bear as an investor in one of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES AND FEES

Sales Load Imposed on Purchases:                                None
Transaction Fee on Purchases*
   Extended Market Portfolio:                                  0.25%
   Mid Capitalization Stock Portfolio:                         0.25%
   Small Capitalization Stock Portfolio:                       0.50%
   Small Capitalization Value Stock Portfolio:                 1.00%
   Small Capitalization Growth Stock Portfolio:                1.00%
   Total Stock Market, 500, Value, and Growth Portfolios:       None
Sales Load Imposed on Reinvested Dividends:                     None
Redemption Fees:                                                None
Exchange Fees:                                                  None

*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

   For accounts with current balances of less than $10,000, an account maintenance fee is deducted from a Portfolio's dividends ($2.50 each quarter for the Total Stock Market, 500, Value, and Growth Portfolios; and $10 each December for the Extended Market, Small Capitalization Stock, Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios). If you receive a distribution that is less than the fee, shares will be automatically redeemed to make up the difference.

   The next tables illustrate the expenses that you are expected to incur, outside of transaction and maintenance fees, as a Portfolio shareholder. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the Portfolio, providing services, and other activities. The expenses for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios, as shown in the table, are based upon those incurred in the fiscal year ended December 31, 1997. The expenses shown for the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios are estimates for these Portfolios' first full year of operations.

PORTFOLIO OPERATING EXPENSES


------------------------------------------------------------------------
                                  TOTAL STOCK               EXTENDED
                                    MARKET        500        MARKET
------------------------------------------------------------------------
Management and
   Administrative Expenses:             0.17%        0.16%        0.20%
Investment Advisory Expenses:           None         None         None
12b-1 Marketing Fees:                   None         None         None
Other Expenses
   Marketing and Distribution
      Expenses:                 0.03%         0.02%        0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):  0.00%         0.01%        0.01%
------------------------------------------------------------------------
Total Other Expenses:                   0.03%        0.03%        0.03%
------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                  0.20%        0.19%        0.23%
========================================================================


-------------------------------------------------------------------------
                                  MIDCAP       SMALLCAP
                                  STOCK         STOCK          VALUE
-------------------------------------------------------------------------
Management and
   Administrative Expenses:            0.22%           0.20%         0.17%
Investment Advisory Expenses:          None            None          None
12b-1 Marketing Fees:                  None            None          None
Other Expenses
   Marketing and Distribution
      Expenses:                0.02%           0.02%          0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing): 0.01%           0.01%          0.01%
--------------------------------------------------------------------------
Total Other Expenses:                  0.03%           0.03%         0.03%
--------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                 0.25%           0.23%         0.20%
==========================================================================


---------------------------------------------------------------------------
                                   SMALLCAP                     SMALLCAP
                                    VALUE          GROWTH        GROWTH
---------------------------------------------------------------------------
Management and
   Administrative Expenses:              0.22%          0.17%         0.22%
Investment Advisory Expenses:            None           None          None
12b-1 Marketing Fees:                    None           None          None
Other Expenses
   Marketing and Distribution
      Expenses:                  0.02%           0.02%          0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):   0.01%           0.01%          0.01%
---------------------------------------------------------------------------
Total Other Expenses:                    0.03%          0.03%         0.03%
---------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                   0.25%          0.20%         0.25%
===========================================================================


                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Total Stock Market Portfolio's expense ratio in fiscal year 1997 was 0.20%, or $2 per $1,000 of average net assets. The average equity index fund had expenses in 1997 of 0.33%, or $3.30 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Total Stock Market Portfolio as an example. The Portfolio began fiscal 1997 with a net asset value (price) of $17.77 per share. During the year, the Portfolio earned $.319 per share from investment income (interest and dividends) and $5.143 per share from investments that had appreciated in value or were sold for a price higher than the Portfolio paid for them. This resulted in total earnings of $5.462 per share. Of those earnings, $.592 per share was returned to shareholders in distributions ($.322 in dividends, $.270 in capital gains). The earnings ($5.462 per share) less distributions ($.592 per share) resulted in a share price of $22.64 at the end of the fiscal year, an increase of $4.87 per share (from $17.77 at the start of the period to $22.64 at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was 30.99% for the year.

   As of December 31, 1997, the Portfolio had $5.09 billion in net assets; an expense ratio of 0.20% ($2 per $1,000 of net assets); and net investment income amounting to 1.65% of its average net assets. It sold and replaced securities valued at 2% of its total net assets.

   The following examples are intended to help you compare the cost of investing in one of the Portfolios with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment in each Portfolio over various periods. These examples assume that
(1) each Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period. A $10 annual fee payable on accounts with current balances of less than $10,000 is not included.

------------------------------------------------------------------
PORTFOLIO           1 YEAR       3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------
Total Stock Market   $  2        $  6         $11          $26
500                     2           6          11           24
Extended Market         5          10          15           32
MidCap Stock            5          11          17           34
SmallCap Stock          7          12          18           34
Value                   2           6          11           26
SmallCap Value Stock   13          18          24           42
Growth                  2           6          11           26
SmallCap Growth Stock  13          18          24           42
------------------------------------------------------------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding of the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios* for each of the fiscal years in the decade ended December 31, 1997 (or each year since the Portfolio's inception date). The financial statements that include these financial highlights for the periods ended December 31 were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Trust's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


*The Mid Capitalization Stock, Small Capitalization Value Stock, and
 Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

------------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL STOCK MARKET PORTFOLIO
                                                           ---------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------     MAR. 16*-
                                                             1997        1996         1995        1994         1993    DEC. 31, 1992
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 17.77     $ 15.04      $ 11.37     $ 11.69      $ 10.84      $ 10.00
                                                           -------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .319         .29          .29         .27          .26          .23
 Net Realized and Unrealized Gain (Loss) on Investments      5.143        2.84         3.75        (.29)         .88          .84
                                                           -------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                           5.462        3.13         4.04        (.02)        1.14         1.07
------------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income                        (.322)       (.29)        (.28)       (.27)        (.26)        (.23)
 Distributions from Realized Capital Gains                   (.270)       (.11)        (.09)       (.03)        (.03)        --
                                                           -------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                        (.592)       (.40)        (.37)       (.30)        (.29)        (.23)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 22.64     $ 17.77      $ 15.04     $ 11.37      $ 11.69      $ 10.84
====================================================================================================================================
TOTAL RETURN**                                               30.99%      20.96%       35.79%     -0.17%        10.62%       10.41%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       $ 5,092     $ 3,531      $ 1,571     $   786      $   512      $   275
Ratio of Total Expenses to Average Net Assets                 0.20%       0.22%        0.25%       0.20%        0.20%        0.21%+
Ratio of Net Investment Income to Average Net Assets          1.65%       1.86%        2.14%       2.35%        2.31%        2.42%+
Portfolio Turnover Rate                                          2%          3%           3%          2%           1%           3%
Average Commission Rate Paid                               $ .0177     $ .0216          N/A         N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

 *Inception date.

**Total return figures do not reflect the 0.25% transaction fee on purchases through 1995, or the annual account maintenance fee of $10. Subscription period for the Portfolio was from March 16 to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement began on April 27, 1992.

+ Annualized.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                500 PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                         1997       1996       1995       1994       1993       1992       1991       1990
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $ 69.17    $ 57.60    $ 42.97    $ 43.83    $ 40.97    $ 39.32    $ 31.24    $ 33.64
                                       ---------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    1.31       1.28       1.22       1.18       1.13       1.12       1.15       1.17
 Net Realized and Unrealized
  Gain (Loss) on Investments             21.50      11.82      14.76       (.67)      2.89       1.75       8.20      (2.30)
                                       ---------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS       22.81      13.10      15.98        .51       4.02       2.87       9.35      (1.13)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income    (1.32)     (1.28)     (1.22)     (1.17)     (1.13)     (1.12)     (1.15)     (1.17)
 Distributions from Realized
  Capital Gains                           (.59)      (.25)      (.13)      (.20)      (.03)      (.10)      (.12)      (.10)
                                       ---------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                    (1.91)     (1.53)     (1.35)     (1.37)     (1.16)     (1.22)     (1.27)     (1.27)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $ 90.07    $ 69.17    $ 57.60    $ 42.97    $ 43.83    $ 40.97    $ 39.32    $ 31.24
==============================================================================================================================
TOTAL RETURN*                            33.19%     22.88%     37.45%      1.18%      9.89%      7.42%     30.22%     -3.32%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)     $49,358    $30,332    $17,372    $ 9,356    $ 8,273    $ 6,547    $ 4,345    $ 2,173
Ratio of Total Expenses to
 Average Net Assets                       0.19%      0.20%      0.20%      0.19%      0.19%      0.19%      0.20%      0.22%
Ratio of Net Investment Income to
 Average Net Assets                       1.66%      2.04%      2.38%      2.72%      2.65%      2.81%      3.07%      3.60%
Portfolio Turnover Rate                      5%+        5%+        4%+        6%+        6%+        4%+        5%+       23%+
Average Commission Rate Paid           $ .0181    $ .0166        N/A        N/A        N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                                          500 PORTFOLIO
-------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                                      -----------------------
                                           1989       1988
-----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $ 27.18    $ 24.65
                                         ------------------
INVESTMENT OPERATIONS
 Net Investment Income                      1.20       1.08
 Net Realized and Unrealized
  Gain (Loss) on Investments                7.21       2.87
                                         ------------------
  TOTAL FROM INVESTMENT OPERATIONS          8.41       3.95
-----------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income      (1.20)     (1.10)
 Distributions from Realized
  Capital Gains                             (.75)      (.32)
                                         ------------------
  TOTAL DISTRIBUTIONS                      (1.95)     (1.42)
-----------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $ 33.64    $ 27.18
===========================================================
TOTAL RETURN*                              31.36%     16.22%
===========================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     EXTENDED MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                              1997         1996       1995       1994       1993       1992       1991       1990
                                           -----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 26.20      $ 24.07    $ 18.52    $ 19.43    $ 17.35    $ 15.82    $ 11.48    $ 13.92
                                           -----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .351          .34        .30        .28        .23        .24        .25        .30
 Net Realized and Unrealized
  Gain (Loss) on Investments                  6.479         3.85       5.95       (.62)      2.28       1.72       4.54      (2.25)
                                           -----------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS            6.830         4.19       6.25       (.34)      2.51       1.96       4.79      (1.95)
------------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income         (.360)        (.34)      (.30)      (.28)      (.23)      (.25)      (.25)      (.33)
 Distributions from Realized Capital Gains   (1.910)       (1.72)      (.40)      (.29)      (.20)      (.18)      (.20)      (.16)
                                           -----------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                        (2.270)       (2.06)      (.70)      (.57)      (.43)      (.43)      (.45)      (.49)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 30.76      $ 26.20    $ 24.07    $ 18.52    $ 19.43    $ 17.35    $ 15.82    $ 11.48
====================================================================================================================================
TOTAL RETURN*                                 26.73%       17.65%     33.80%    -1.76%      14.49%     12.47%     41.85%   -14.05%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)          $ 2,723      $ 2,099    $ 1,523    $   967    $   928    $   585    $   372    $   179
Ratio of Total Expenses to
 Average Net Assets                            0.23%        0.25%      0.25%      0.20%      0.20%      0.20%      0.19%      0.23%
Ratio of Net Investment Income to
 Average Net Assets                            1.30%        1.42%      1.51%      1.51%      1.48%      1.73%      2.14%      2.68%
Portfolio Turnover Rate                          15%**        22%        15%        19%        13%         9%        11%         9%
Average Commission Rate Paid                $ .0228      $ .0235        N/A        N/A        N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                         EXTENDED MARKET PORTFOLIO
--------------------------------------------------------------------
                                          YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------
                                                1989       1988
                                           ---------------------
NET ASSET VALUE, BEGINNING OF YEAR            $ 11.60    $  9.99
                                           ---------------------
INVESTMENT OPERATIONS
 Net Investment Income                            .26        .34
 Net Realized and Unrealized
  Gain (Loss) on Investments                     2.52       1.63
                                           ---------------------
  TOTAL FROM INVESTMENT OPERATIONS               2.78       1.97
----------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income            (.23)      (.20)
 Distributions from Realized Capital Gains       (.23)      (.16)
                                           ---------------------
  TOTAL DISTRIBUTIONS                            (.46)      (.36)
----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $ 13.92    $ 11.60
================================================================
TOTAL RETURN*                                   24.10%     19.75%
================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $   147    $    35
Ratio of Total Expenses to
 Average Net Assets                              0.23%      0.24%
Ratio of Net Investment Income to
 Average Net Assets                              2.92%      2.90%
Portfolio Turnover Rate                            14%        26%
Average Commission Rate Paid                      N/A        N/A
----------------------------------------------------------------


 *Total return figures do not reflect transaction fees on purchases (0.25% from November 3, 1997, through December 31, 1997; 0.5% in 1995 through October 31, 1997; 1.0% in 1992 through 1994) or the annual account maintenance fee of $10.

**Portfolio turnover rate excluding in-kind redemptions was 14%.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                         SMALL CAPITALIZATION
                                                                                           STOCK PORTFOLIO*
---------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                       ----------------------------------     FEB. 1-     OCT. 1, 1993-
                                                          1997         1996         1995   DEC. 31, 1994  JAN. 31, 1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 20.23      $ 18.61      $ 14.99      $ 16.24      $ 16.23
                                                       ------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .277          .26          .24          .20          .05
 Net Realized and Unrealized Gain
  (Loss) on Investments                                   4.632         3.07         4.06         (.86)         .96
                                                       ------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                         4.909         3.33         4.30         (.66)        1.01
-------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income                     (.274)        (.27)        (.23)        (.22)        (.18)
 Distributions from Realized Capital Gains               (1.115)       (1.44)        (.45)        (.37)        (.82)
                                                       ------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                     (1.389)       (1.71)        (.68)        (.59)       (1.00)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 23.75      $ 20.23      $ 18.61      $ 14.99      $ 16.24
===================================================================================================================
TOTAL RETURN**                                            24.59%       18.12%       28.74%      -4.00%         6.65%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                    $ 2,652      $ 1,713      $   971      $   605      $   533
Ratio of Total Expenses to Average Net Assets              0.23%        0.25%        0.25%        0.17%+       0.18%+
Ratio of Net Investment Income to Average Net Assets       1.38%        1.51%        1.58%        1.50%+       1.16%+
Portfolio Turnover Rate                                      29%          28%          28%          25%           5%
Average Commission Rate Paid                            $ .0226      $ .0245          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------


*Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

**Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996) or the annual account maintenance fee of $10.

+ Annualized.                                                       (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               SMALL CAPITALIZATION
                                                                                  STOCK PORTFOLIO*
                                                                                    (continued)
                                                        ----------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                             1993         1992         1991         1990++       1989         1988
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $ 12.63      $ 12.03      $  8.55      $ 11.88      $ 11.96      $ 15.73
                                                        ---------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .20          .19          .20          .17          .10          .03
 Net Realized and Unrealized Gain (Loss) on Investments       3.73          .88         3.60        (3.46)        2.13        (2.59)
                                                        ---------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                            3.93         1.07         3.80        (3.29)        2.23        (2.56)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.18)        (.18)        (.18)        (.04)        (.14)        --
 Distributions from Realized Capital Gains                    (.15)        (.29)        (.14)        --          (2.17)       (1.21)
                                                        ---------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                         (.33)        (.47)        (.32)        (.04)       (2.31)       (1.21)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $ 16.23      $ 12.63      $ 12.03      $  8.55      $ 11.88      $ 11.96
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                                               31.60%        9.34%       45.91%     -27.73%        18.83%     -14.30%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)                         $   432      $   202      $   111      $    40      $    20      $    27
Ratio of Total Expenses to Average Net Assets                 0.18%        0.18%        0.21%        0.31%        1.00%        0.95%
Ratio of Net Investment Income to Average Net Assets          1.47%        1.65%        2.11%        1.91%         .65%         .24%
Portfolio Turnover Rate                                         26%          26%          33%          40%         160%          68%
Average Commission Rate Paid                                   N/A          N/A          N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------



*Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

**Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996) or the annual account maintenance fee of $10.

++ Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------      Nov. 2*-
                                                             1997       1996         1995         1994        1993     Dec. 31, 1992
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 17.02    $ 14.79      $ 11.12      $ 11.74      $ 10.30      $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .38        .37          .41          .38          .38          .07
 Net Realized and Unrealized Gain (Loss) on Investments       4.57       2.81         3.66         (.46)        1.50          .30
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                            4.95       3.18         4.07         (.08)        1.88          .37
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.37)      (.38)        (.40)        (.38)        (.38)        (.07)
 Distributions from Realized Capital Gains                    (.75)      (.57)        --           (.16)        (.06)        --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                       (1.12)      (.95)        (.40)        (.54)        (.44)        (.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 20.85    $ 17.02      $ 14.79      $ 11.12      $ 11.74      $ 10.30
=================================================================================================================================
TOTAL RETURN**                                               29.77%     21.86%       36.94%      -0.73%        18.35%        3.70%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       $ 1,796    $ 1,016      $   496      $   297      $   190      $    24
Ratio of Total Expenses to Average Net Assets                 0.20%      0.20%        0.20%        0.20%        0.20%           0%+
Ratio of Net Investment Income to Average Net Assets          2.05%      2.54%        3.06%        3.37%        3.26%        3.46%+
Portfolio Turnover Rate                                         25%        29%          27%          32%          30%           4%
Average Commission Rate Paid                               $ .0149    $ .0188          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------

 *Inception date

**Total return figures do not reflect the annual account maintenance fee of $10.

+  Annualized.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                           GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------      Nov. 2*-
                                                             1997       1996         1995         1994      1993   Dec. 31, 1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 16.90    $ 13.97      $ 10.28      $ 10.20   $ 10.26      $ 10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .23        .22          .21          .21       .21          .06
 Net Realized and Unrealized Gain (Loss) on Investments       5.88       3.07         3.68          .08      (.06)         .26
------------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                            6.11       3.29         3.89          .29       .15          .32
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.23)      (.22)        (.20)        (.21)     (.21)        (.06)
 Distributions from Realized Capital Gains                    (.25)      (.14)        --           --        --           --
------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                         (.48)      (.36)        (.20)        (.21)     (.21)        (.06)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 22.53    $ 16.90      $ 13.97      $ 10.28   $ 10.20      $ 10.26
==============================================================================================================================
TOTAL RETURN**                                               36.34%     23.74%       38.06%        2.89%     1.53%        3.19%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       $ 2,365    $   787      $   271      $    86   $    51      $    21
Ratio of Total Expenses to Average Net Assets                 0.20%      0.20%        0.20%        0.20%     0.20%           0%
Ratio of Net Investment Income to Average Net Assets          1.19%      1.57%        1.71%        2.08%     2.10%        2.85%+
Portfolio Turnover Rate                                         26%        29%          24%          28%       36%           2%
Average Commission Rate Paid                               $ .0134    $ .0183          N/A          N/A       N/A          N/A
------------------------------------------------------------------------------------------------------------------------------

 *Inception date.

**Total return figures do not reflect the annual account maintenance fee of $10.

+ Annualized.
--------------------------------------------------------------------------------


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

================================================================================

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in one or more of the Trust's Portfolios, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Portfolio seeks to match a different stock market index; therefore, investment risk will vary from Portfolio to Portfolio.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the nine Portfolios, would confront.

================================================================================

THE PORTFOLIOS' OBJECTIVE

Each Portfolio seeks to match, as closely as possible, the performance of a specific stock market index. This objective is funda-mental, which means that it cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN ANY OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

   The TOTAL STOCK MARKET PORTFOLIO seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

   The 500 PORTFOLIO seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

   The EXTENDED MARKET PORTFOLIO seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).

   The MID CAPITALIZATION STOCK PORTFOLIO seeks to parallel the performance of the Standard & Poor's MidCap 400 Index, which comprises a market-weighted group of medium-sized U.S. companies.

   The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

   The VALUE PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are often considered out of favor with investors.
   The SMALL CAPITALIZATION VALUE STOCK PORTFOLIO seeks to replicate the performance of the Standard & Poor's SmallCap 600/BARRA Value Index, which includes those stocks of the S&P SmallCap 600 Index with lower-than-average price/earnings and price/book ratios.
   The GROWTH PORTFOLIO seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with lower-than-average dividend yields and higher-than-average price/earnings and price/book ratios.

   The SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO seeks to track the performance of the Standard & Poor's SmallCap 600/BARRA Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher-than-average price/earnings and price/book ratios.

[FLAG] AN INDEX FUND HAS OPERATING EXPENSES; A MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND--WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE--WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

                                PLAIN TALK ABOUT
                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.


                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Each Portfolio is intended to be a long-term investment vehicle; none is designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Trust discourages short-term trading by, among other things, limiting the number of exchanges it permits and not offering telephone exchanges for nonretirement accounts.

   The Portfolios of Vanguard Index Trust are not sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.

WHO SHOULD INVEST

Any of the Portfolios of Vanguard Index Trust may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one Portfolio may more closely meet your personal investment objectives than the others.

         For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.

- You are seeking some dividend income. The 500 and Value Portfolios may be suitable for you if:

-        You want to invest in large companies.

-        You are seeking some dividend income.

         The Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios may be suitable for you if:

-        You want to focus on the stocks of medium-sized and/or small companies.

- You can accept greater share-price volatility than the Trust's other Portfolios tend to experience.

         The Small Capitalization Value Stock Portfolio may be suitable for you if:

- You are seeking exposure to the stocks of small companies that are often considered out of favor in the market.

- You are comfortable with a higher level of share-price volatility than that experienced by the Trust's other Portfolios.

-        You are willing to forgo dividend income.

         The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are not seeking dividend income.

- You are looking for more growth potential than the 500 and Value Portfolios offer--and are willing to accept greater fluctuations in share price.

         The Small Capitalization Growth Stock Portfolio may be suitable for you if:

-        You want to focus on small-company stocks.

- You are seeking a portfolio of stocks considered to have higher-than-average price/earnings and price/book ratios.

-        You are willing to accept a high level of share-price fluctuation.

   None of the Portfolios would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Trust has adopted the following policies:

- The Trust reserves the right to reject any purchase request into any of its Portfolios--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- Five of the Trust's Portfolios (Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock) charge a transaction fee on purchases.

-        Telephone exchanges are not accepted for non-IRAs.

- There is a limit on the number of times you can exchange into or out of each Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-        The Trust reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY


This section explains how the investment adviser pursues the Portfolios' objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by Portfolio shareholders. Unlike each Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. However, before making any important change in its strategy, a Portfolio will give shareholders 30 days' notice, in writing.



MARKET EXPOSURE

To track their target indexes as closely as possible, the Portfolios attempt to remain fully invested in stocks.

[FLAG] EACH PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which--in addition to being the target index for the 500 Portfolio--is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

---------------------------------------------------------------------
U.S. STOCK MARKET RETURNS (1926-1997)
---------------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
---------------------------------------------------------------------
Best               53.9%       23.9%         20.1%        16.9%
Worst             -43.3       -12.5          -0.9          3.1
Average            13.0        10.5          10.9         10.9
---------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or any of the Trust's Portfolios in particular.
   Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios, respectively) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

   Even indexes that are subsets of the S&P 500 Index--such as the S&P/BARRA Value Index, the S&P/BARRA Growth Index (the target indexes for the Value and Growth Portfolios)--will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index has been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index and the S&P SmallCap 600/BARRA Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.

[FLAG]   THE PORTFOLIOS ARE SUBJECT, IN VARYING
DEGREES, TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Each Portfolio of Vanguard Index Trust employs a "passively" managed investment--or index--approach. Vanguard Core Man-agement Group, the Portfolios' adviser, creates a mix of securities that will match the performance of a benchmark index.

   The 500, Mid Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios hold each stock found in their respective benchmark indexes in roughly the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the assets of a specific company, the 500 Portfolio would invest the same percentage of its assets in that company.

   The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to buy and sell all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,400 stocks), these three Portfolios use a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in the utility stocks of the Wilshire 4500 Index with similar characteristics.

   The following table shows the number of stocks generally held by the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

----------------------------------------------------------------------
                            Number of             Number of Stocks
Portfolio                   Stocks Held           in Target Index
----------------------------------------------------------------------
Total Stock Market            2,800                   7,400
500                             500                     500
Extended Market               2,150                   6,900
MidCap Stock                    N/A                     400
SmallCap Stock                1,700                   1,900
Value                           360                     360
SmallCap Value Stock            N/A                     380
Growth                          140                     140
SmallCap Growth Stock           N/A                     220
----------------------------------------------------------------------

                                PLAIN TALK ABOUT
                        ACTIVE VERSUS PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, a "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by holding either all--or a representative sample--of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction--up or down--as its target index); low cost (index funds do not have many of the expenses of an actively managed fund--such as research--and keep trading activity--and, thus, brokerage commissions--to a minimum); and low realization of capital gains.

                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.



   The top ten holdings for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997, follow. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.


TOTAL STOCK MARKET PORTFOLIO

  1. General Electric Co.
  2. The Coca-Cola Co.
  3. Microsoft Corp.
  4. Exxon Corp.
  5. Merck & Co., Inc.
  6. Intel Corp.
  7. Philip Morris Cos., Inc.
  8. Procter & Gamble Co.
  9. International Business
     Machines Corp.
 10. AT&T Corp.

13% of the Portfolio's total net assets.


500 PORTFOLIO

  1. General Electric Co.
  2. The Coca-Cola Co.
  3. Microsoft Corp.
  4. Exxon Corp.
  5. Merck & Co., Inc.
  6. Royal Dutch Petroleum Co.
  7. Intel Corp.
  8. Philip Morris Cos., Inc.
  9. Procter & Gamble Co.
 10. International Business
     Machines Corp.

 18% of the Portfolio's total net assets.


EXTENDED MARKET PORTFOLIO
  1. Berkshire Hathaway
  2. Electronic Data Systems
  3. Carnival Corp. Class A
  4. Safeway, Inc.
  5. The Coca-Cola Co.
  6. RJR Nabisco Holdings Corp.
  7. Franklin Resources Corp.
  8. Republic Industries, Inc.
  9. Cox Communications
     Class A
 10. The Equitable Cos.

6% of the Portfolio's total net assets.

SMALLCAP STOCK PORTFOLIO
  1. Associated Banc-Corp.
  2. US Office Products Co.
  3. Jacor Comm. Warrants
  4. Allied Waste Industries
  5. Brooks Fiber Properties
  6. Keystone Financial, Inc.
  7. Mack-Cali Realty Corp.
  8. Arterial Vascular
     Engineering, Inc.
  9. Citrix Systems, Inc.
 10. Sovereign Bancorp, Inc.

  2% of the Portfolio's total net assets.


VALUE PORTFOLIO
  1. Exxon Corp.
  2. Royal Dutch Petroleum Co.
  3. International Business
     Machines Corp.
  4. AT&T Corp.
  5. The Walt Disney Co.
  6. Travelers Group Inc.
  7. Ford Motor Co.
  8. Citicorp
  9. Mobil Corp.
 10. BellSouth Corp.

22% of the Portfolio's total net assets.


GROWTH PORTFOLIO
  1. General Electric Co.
  2. The Coca-Cola Co.
  3. Microsoft Corp.
  4. Merck & Co., Inc.
  5. Intel Corp.
  6. Philip Morris Cos., Inc.
  7. Procter & Gamble Co.
  8. Pfizer, Inc.
  9. Bristol-Myers Squibb Co.
 10. Wal-Mart Stores, Inc.

34% of the Portfolio's total net assets.

   Keep in mind that, because the makeup of a Portfolio changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes made up of a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about 140 stocks, has far more of its assets invested in its top ten holdings (34%) than the Total Stock Market Portfolio (13%), which seeks to track a much larger universe of more than 7,400 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.

PORTFOLIO TURNOVER

Although each seeks to invest for the long term, the Portfolios retain the right to sell securities regardless of how long they have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rate for the Portfolios has been extremely low, with averages over the past five years (or since inception) ranging from 2% for the Total Stock Market Portfolio to 29% for the Small Capitalization Stock Portfolio. (A turnover rate of 100% would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in the stocks found in its target index, each Portfolio may follow a number of other investment policies to achieve its objective.

[FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS, WHICH ARE TYPES OF DERIVATIVES.

   Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

   For this reason, the Portfolios will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic index funds investing in common stocks is roughly 10%; for all domestic stock funds, the average turnover rate is approximately 80%.


                                PLAIN TALK ABOUT
                                   DERIVATIVES


A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds like index funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


losses of an investment. Rather, each Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of each Portfolio's assets--5%--may be applied towards the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

   The reasons for which a Portfolio will invest in futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Portfolio's transaction costs and add incremental value by buying futures instead of actual stocks.

- To add value to the Portfolio by buying assets that mimic the performance of particular stocks, but trade at a discount because of a short term market inefficiency.


INVESTMENT LIMITATIONS

The Portfolios have adopted limitations on some of their investment policies. Some of these limitations are that each Portfolio will not:

-        Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of its assets. Whenever the Portfolio's outstanding borrowing is more than 5% of its assets, it will stop making investments.

         With respect to 75% of its assets, a Portfolio will not:

-        Invest more than 5% in the outstanding securities of any one company.

-        Buy more than 10% of the outstanding voting securities of any company.

         A complete list of each Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.


INVESTMENT PERFORMANCE

Each Portfolio's performance is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

-------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        FOR YEARS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------
                           1 YEAR    5 YEARS  10 YEARS   20 YEARS
-------------------------------------------------------------------------
Total Stock Market          31.0%    18.9%     18.5%*       --
Wilshire 5000 Index         31.4     19.3      18.9*        --
-------------------------------------------------------------------------
500                         33.2%    20.1%     17.8%        16.3*%
S&P 500 Index               33.4     20.3      18.1         16.6
-------------------------------------------------------------------------
Extended Market**           26.7%    17.5%     16.4%*       --
Wilshire 4500 Index         25.7     17.0      16.3*        --
-------------------------------------------------------------------------
SmallCap Stock**            24.6%    17.5%     15.8%*       --
Russell 2000 Index          22.4     16.4      15.8*        --
-------------------------------------------------------------------------
Value                       29.8%    20.5%     20.7%*       --
S&P/BARRA Value Index       30.0     20.7      20.9*        --
-------------------------------------------------------------------------
Growth                      36.3%    19.5%     19.5%*       --
S&P/BARRA Growth Index      36.5     19.6      19.8*        --
-------------------------------------------------------------------------


Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

   The results shown represent each Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the annual account maintenance fee (as well as the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or the purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995), nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis. Note also that the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios began operations on April 20, 1998.


SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. Each Portfolio's net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:


                            TOTAL ASSETS   -   LIABILITIES
                         -------------------------------------
   NET ASSET VALUE =
                             NUMBER OF SHARES OUTSTANDING


   The daily net asset value, is useful to you as a shareholder because the NAV multiplied by the number of Portfolio shares


                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a shareholder, you are entitled to your share of the Trust's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the Trust earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the Trust sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the Trust held the securities for less than or more than one year.


                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

you own, gives you the dollar amount you would have received had you sold your shares back to the Portfolio that day.

   Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Index Funds. Different newspapers use different abbreviations for each Portfolio, but the most common are TOTST, 500, EXTND, MIDCAP, SMCAP, VALUE, SMVALUE, GROWTH, and SMGROWTH.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Total Stock Market, 500, Value, and Growth Portfolios distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios distribute their income in December. All nine Portfolios distribute any capital gains realized from the sale of securities in December. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. Keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.


   You can choose to receive your distributions of income and/or capital gains in cash, or you can have them automatically invested in more shares of the Portfolio. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December. Vanguard will send you a statement each year showing the tax status of all your distributions.


- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Both dividend and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolios. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in one or more of the Trust's Portfolios.

THE TRUST AND VANGUARD


Vanguard Index Trust is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Trustees and Officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER


Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Portfolios of Vanguard Index Trust. For the fiscal year ended December 31, 1997, the advisory and administrative fees represented an effective annual rate of 0.02% of the Trust's average net assets. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.


   The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Group will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolios may direct the Core Management Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolios.

                                PLAIN TALK ABOUT
                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.



                                PLAIN TALK ABOUT
                             THE PORTFOLIOS' ADVISER

Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1997, the Group managed more than $99 billion in total assets. The individual primarily responsible for overseeing each Portfolio's investments is:

   GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College, M.B.A., University of Chicago.

GENERAL INFORMATION

Vanguard Index Trust is organized as a Pennsylvania business trust.

   Shareholders of each Portfolio have rights and privileges similar to those enjoyed by other corporate and trust shareholders. For example, shareholders will not be responsible for any liabilities of the Trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each Portfolio share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of the Trust's shares request a meeting in writing.

Vanguard Index Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Trust or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE TRUST, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P's only relationship to the Trust is the licensing of the S&P marks and S&P 500, which is determined, composed, and calculated by S&P without regard to the Trust. "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a shareholder of a Vanguard Index Trust Portfolio. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

  TELEPHONE REDEMPTIONS                           Automatically set up for each Portfolio unless you notify us otherwise.
  (SALES AND EXCHANGES)
  (Sales for nonretirement accounts
  only; exchanges for retirement
  accounts only.)

  VANGUARD DIRECT DEPOSIT                         Automatic method for depositing your paycheck or U.S. government payment
  SERVICE(TM)                                     (including Social Security and government pension checks) into your account.
  [BOOK GRAPHIC]

  VANGUARD AUTOMATIC EXCHANGE SERVICE(SM)         Automatic method for moving a fixed amount of money from one Vanguard fund
  [BOOK GRAPHIC]                                  account to another.*

  VANGUARD FUND EXPRESS(R)                        Electronic method for buying or selling shares. You can transfer money between
  [BOOK GRAPHIC]                                  your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule.*

  VANGUARD DIVIDEND EXPRESS(SM)                   Electronic method for transferring dividend and/or capital gains distributions
  [BOOK GRAPHIC]                                  directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

  VANGUARD BROKERAGE SERVICES                     A cost-effective way to trade stocks, bonds, and options on major exchanges,
  (VBS)                                           Nasdaq, and other domestic over-the-counter markets at reduced rates, and to buy
  [BOOK GRAPHIC]                                  and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.

Investor Information 1-800-662-7447
Client Services      1-800-662-2739
Tele-Account         1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

FOR ONE OR MORE PEOPLE                            To open an account in the name of one (individual) or more (joint tenants)
                                                  people. $3,000 minimum initial investment.

FOR A MINOR CHILD                                 To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age
[BOOK GRAPHIC]                                    of majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR A MINOR CHILD                                 To open an account as an Education IRA. Eligibility and other requirements are
(Vanguard Fiduciary Trust                         established by federal tax law. (Note: You should establish this type of account
Company is the custodian.)                        with a Vanguard adoption agreement -- not an account registration form.) Please
[BOOK GRAPHIC]                                    call Investor Information to request the appropriate brochure and forms. $500 minimum initial investment.

FOR HOLDING TRUST ASSETS                          To invest assets held in an existing trust. $3,000 minimum initial
[BOOK GRAPHIC]                                    investment.

FOR THIRD-PARTY TRUSTEE                           To open an account as a retirement trust or plan based on an existing corporate
RETIREMENT INVESTMENTS                            or institutional plan. These accounts are established by the custodian or
(Vanguard is not the custodian                    trustee of the existing plan. $1,000 minimum initial investment.
or trustee.)
1-800-662-2003
Individual Retirement Plans

FOR AN ORGANIZATION                               To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR A TRADITIONAL INDIVIDUAL                      To open a retirement account in the name of an individual. Traditional IRAs can
RETIREMENT ACCOUNT                                be established with a contribution, a direct rollover from an employer's plan,
(TRADITIONAL IRA)                                 such as a 401(k), or an asset transfer or rollover from another financial
(Vanguard Fiduciary Trust                         institution, such as a bank or mutual fund company. $1,000 minimum initial
Company is the custodian.)                        investment.

FOR A ROTH INDIVIDUAL                             To open an after-tax retirement savings account in the name of an individual.
RETIREMENT ACCOUNT                                Roth IRAs can be established with an after-tax contribution, an asset transfer
(ROTH IRA)                                        or rollover from another financial institution such as a bank or mutual fund
(Vanguard Fiduciary Trust                         company, or a conversion of an existing IRA. Eligibility and other requirements
Company is the custodian.)                        are established by federal tax law. $1,000 minimum initial investment.

Investor Information 1-800-662-7447
Client Services 1-800-662-2739
Tele-Account 1-800-662-6273

FOR A SIMPLIFIED EMPLOYEE                         To open a retirement account in the name of an employee. SEPs allow employers to
PENSION PLAN ACCOUNT (SEP - IRA)                  make deductible contributions directly to IRAs established by their employees. A
(Vanguard Fiduciary Trust                         SEP can be established by people who are self-employed, small-business owners,
Company is the custodian.)                        partnerships, or corporations.
1-800-662-2003
Individual Retirement Plans

FOR A SAVINGS INCENTIVE MATCH                     To open a retirement account in the name of an employee. Created as part of the
PLAN FOR EMPLOYEES ACCOUNT                        Small Business Job Protection Act of 1996, SIMPLEs replace SAR - SEPs. SIMPLEs
(SIMPLE IRA)                                      are exclusively for employers that had 100 or fewer employees in the most recent
(Vanguard Fiduciary Trust                         calendar year and that do not maintain another employer-sponsored retirement
Company is the custodian.)                        plan. A SIMPLE can be established by people who are self-employed,
1-800-662-2003                                    small-business owners, partnerships, or corporations. Salary reduction
Individual Retirement Plans                       contributions may be made by the employee, with matching or nonmatching contributions from the employer.

FOR A QUALIFIED RETIREMENT                        To open a retirement account that allows small-business owners or people who are
PROGRAM ACCOUNT                                   self-employed to make tax-deductible retirement contributions for themselves and
(Vanguard Fiduciary Trust                         their employees into Profit-Sharing and Money Purchase Pension (Keogh) plans.
Company can be the trustee.)
  1-800-662-2003
Individual Retirement Plans

FOR A 403(b)(7) CUSTODIAL ACCOUNT                 To open a retirement account that allows employees of tax-exempt institutions
(Vanguard Fiduciary Trust                         (for example, schools or hospitals) to make pretax retirement contributions.
Company is the custodian.)
1-800-662-2003
Individual Retirement Plans

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                                      Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.

DIVIDENDS IN CASH                                 Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.

CAPITAL GAINS IN CASH                             Capital gains distributions are paid by check and mailed to your account's address of record, and dividends are reinvested in additional shares of the
                                                  Portfolio.

DIVIDENDS AND CAPITAL GAINS                       Both dividends and capital gains distributions are paid by check and mailed to
IN CASH                                           your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features." To transfer cash dividends and/or capital gains to another Vanguard fund, call Client Services.

Investor Information 1-800-662-7447
Client Services 1-800-662-2739
Tele-Account 1-800-662-6273

If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

BUYING SHARES

You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time. All of the Trust's Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                             OPEN A NEW ACCOUNT                           ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT                           $3,000 (regular account); $1,000             $100 by mail or exchange;
                                             (Traditional IRAs, Roth IRAs,                $1,000 by wire.
                                             and custodial accounts for minors);
                                             $500 (Education IRAs).

BY MAIL                                      Complete and sign the application            Mail your check with an Invest-
[ENVELOPE]                                   form.                                        By-Mail form detached from
FIRST-CLASS mail to:                                                                      your confirmation statement to the
The Vanguard Group                                                                        address listed on the form.
P.O. Box 2600                                Make your check payable to:                  Make your check payable to:
Valley Forge, PA 19482-2600                  The Vanguard Group - (insert                 The Vanguard Group - (insert
                                             appropriate Portfolio Number,                appropriate Portfolio Number, see
                                             see below)                                   below)

EXPRESS or REGISTERED mail to:
The Vanguard Group                           Total Stock Market       85                  Total Stock Market        85
455 Devon Park Drive                         500                      40                  500                       40
Wayne, PA 19087-1815                         Extended Market          98                  Extended Market           98
                                             MidCap Stock            859                  MidCap Stock             859
                                             SmallCap Stock           48                  SmallCap Stock            48
                                             Value                    06                  Value                     06
                                             SmallCap Value Stock    860                  SmallCap Value Stock     860
                                             Growth                   09                  Growth                    09
                                             SmallCap Growth Stock   861                  SmallCap Growth Stock    861

                                             All purchases must be made in                All purchases must be made in
                                             U.S. dollars, and checks must be             U.S. dollars, and checks must be
                                             drawn on U.S. banks.                         drawn on U.S. banks.


IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE                                 FOR RETIREMENT ACCOUNTS ONLY:                FOR RETIREMENT ACCOUNTS ONLY:
[TELEPHONE RECEIVER]                         Call Vanguard Tele-Account* 24               Call Vanguard Tele-Account* 24
1-800-662-6273                               hours a day -- or Client Services            hours a day -- or Client Services
Vanguard Tele-Account(R)                     during business hours -- to exchange         during business hours -- to exchange
                                             from another Vanguard fund account           from another Vanguard fund account
1-800-662-2739                               with the same registration (name,            with the same registration (name,
Client Services                              address, taxpayer I.D., and                  address, taxpayer I.D., and
                                             account type).                               account type).
                                             *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

Investor Information 1-800-662-7447
Client Services 1-800-662-2739
Tele-Account 1-800-662-6273

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

                                             OPEN A NEW ACCOUNT                           ADD TO AN EXISTING ACCOUNT

BY WIRE                                      Call Client Services to arrange              Call Client Services to arrange
[WIRE GRAPHIC]                               your wire transaction.                       your wire transaction.
Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No. 0101 9897                     Wire transactions are not available          Wire transactions are not available
[Temporary Account Number]                   for retirement accounts, except for          for retirement accounts, except for
Vanguard Index Trust                         asset transfers and direct rollovers.        asset transfers and direct rollovers.
[Portfolio Name]
[Account Registration]
Attention: Vanguard

AUTOMATICALLY                                               --                            Vanguard offers a variety of ways
[ARROWS GRAPHIC]                                                                          that you can add to your account
                                                                                          automatically. See "Services and
                                                                                          Account Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

NOTE: If you buy Portfolio shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or loss.

The ability to sell Portfolio shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

   - Portfolio name.

   - 10-digit account number.

   - Name and address exactly as registered on that account.

   - Social Security or employer identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

Investor Information 1-800-662-7447
Client Services 1-800-662-2739
Tele-Account 1-800-662-6273

   If we follow reasonable security procedures, neither the Trust nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:

   - Portfolio name and account number.

   - Amount of the transaction (in dollars or shares).

   - Signatures of all owners exactly as registered on the account.

   - Signature guarantees (if required).

   - Any supporting legal documentation that may be required.

   - Any certificates you are holding for the account.

   Sales or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will acrue on amounts represented by uncashed redemption checks. The Portfolios will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once the trade request has been received in writing or by telephone.

   The Portfolios reserve the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. Each Portfolio will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

   SOME WRITTEN REQUESTS REQUIRE A SIGNATURE GUARANTEE FROM A BANK, BROKER, OR OTHER ACCEPTABLE FINANCIAL INSTITUTION. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Trust's Portfolios and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739
- TELE-ACCOUNT 1-800-662-6273

SELLING OR EXCHANGING SHARES                 ACCOUNT TYPE
BY TELEPHONE                                 ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE RECEIVER GRAPHIC]                 Call Vanguard Tele-Account* 24 hours a day -- or Client Services
1-800-662-6273                               during business hours -- to sell shares. You cannot exchange
Vanguard Tele-Account                        shares of any Trust Portfolio by telephone.

1-800-662-2739                               RETIREMENT:
Client Services                              You can exchange -- but not sell -- shares by calling
                                             Tele-Account or Client Services.

                                             *You must obtain a Personal Identification Number through
                                             Tele-Account at least seven days before you request your first redemption.
BY MAIL                                      ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE GRAPHIC]                           Send a letter of instruction signed by all registered account
FIRST-CLASS mail to:                         holders. Include the Portfolio name and account number and (if
The Vanguard Group                           you are selling) a dollar amount or number of shares OR (if you
Vanguard Index Trust                         are exchanging) the name of the fund you want to exchange into
P.O. Box 1120                                and a dollar amount or number of shares. To exchange into an
Valley Forge, PA 19482-1120                  account with a different registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

EXPRESS or REGISTERED mail to:
The Vanguard Group                           RETIREMENT:
Vanguard Index Trust                         For information on how to request distributions from:
455 Devon Park Drive                         - Traditional IRAs, Roth IRAs, Education IRAs -- call Client Services.
Wayne, PA 19087-1815                         - SEP - IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and
                                               Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call
                                               Individual Retirement Plans at 1-800-662-2003.
                                             Depending on your account registration type, additional documentation may be required.

EXCHANGING SHARES ONLINE                     You may use your personal computer to exchange shares of most
[PC GRAPHIC]                                 Vanguard funds by accessing our website (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                             The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX
                                             FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT
                                             INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and
                                             VANGUARD GROWTH and INCOME PORTFOLIO (formerly known as Vanguard
                                             Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.
AUTOMATICALLY                                ALL TYPES EXCEPT RETIREMENT:
[ARROWS GRAPHIC]                             Vanguard offers several ways to sell or exchange shares
                                             automatically (see "Services and Account Features"). Call
                                             Investor Information for the appropriate booklet and application if you did not elect this feature when you opened your account.



INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739
- TELE-ACCOUNT 1-800-662-6273

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Trust shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Trust's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, with out notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES


You may transfer the registration of your Trust shares to another owner by completing a transfer form and sending it to: The Vanguard Group, Attention:
Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


PORTFOLIO AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard Index Trust account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about each Trust Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements. To keep the Portfolio's costs as low as possible (so that you and other shareholders can keep more of the Portfolio's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Portfolio shareholders have the same last name and address, we send just one Portfolio report to that address --instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES - 1-800-662-2739
- TELE-ACCOUNT 1-800-662-6273

  CONFIRMATION STATEMENT                     Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

  PORTFOLIO SUMMARY                          Mailed quarterly; shows the market value of your account at the
  [BOOK GRAPHIC]                             close of the statement period, as well as distributions,
                                             purchases, sales, and exchanges for the current calendar year.

  PORTFOLIO FINANCIAL REPORTS                Mailed in February and August for all nine Trust Portfolios.

  TAX STATEMENTS                             Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and
                                             distributions from IRAs or other retirement accounts.

  AVERAGE COST STATEMENT                     Issued quarterly for most taxable accounts (accompanies your
  [BOOK GRAPHIC]                             Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS                   Toll-free access to Vanguard fund and account information -- as
  VANGUARD TELE-ACCOUNT                      well as some transactions -- through any Touch-Tone(TM)
  1-800-662-6273                             telephone. TeleAccount provides total return, share price, price
  Any time, seven days a week,               change, and yield quotations for all Vanguard funds; gives your
  from anywhere in the continental           account balances and history (e.g., last transaction, latest
  United States.                             dividend distribution); and allows you to sell Portfolio shares.
  [BOOK GRAPHIC]

COMPUTER ACCESS

  VANGUARD ONLINE(R)                         Use your personal computer to learn more about Vanguard's funds
  www.vanguard.com                           and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions;
                                             and ask questions, make suggestions, and send messages to
                                             Vanguard.

                                             Our education-oriented website provides timely news and
                                             information about Vanguard's funds and services; an online
                                             "university" that offers a variety of mutual fund classes; and
                                             easy-to-use, interactive tools to help you create your own investment and retirement strategies.


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739
- TELE-ACCOUNT 1-800-662-6273

                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Portfolios of Vanguard Index Trust, including their investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   - Each Portfolio's objective? (pages 10 and 11)

   - Each Portfolio's investment strategy? (page 13)

   - Who should invest in each Portfolio? (page 12)

   - The risks associated with each Portfolio? (pages 10 - 17)

   - Whether each Portfolio is federally insured?
     (inside front cover)

   - Each Portfolio's expenses? (pages 4 - 6)

   - The background of the Portfolios' investment manager?
     (page 21)

   - How to open an account? (pages 26 - 27)


   - How to sell or exchange shares? (pages 28 - 30)

   - How often you'll receive statements and financial reports?
     (page 30)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP GRAPHIC]
THE VANGUARD GROUP
  Post Office Box 2600
  Valley Forge, PA 19482


INVESTOR INFORMATION                    VANGUARD BROKERAGE                 ELECTRONIC ACCESS TO THE
DEPARTMENT                              SERVICES                           VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)                   1-800-992-8327                     EDUCATION AND INFORMATION
TEXT TELEPHONE:                         For information on trading         CENTER
1-800-952-3335                          stocks, bonds, and options         World Wide Web
For information on our funds,           at reduced commissions             www.vanguard.com
fund services, and retirement
accounts; requests for                  VANGUARD TELE-ACCOUNT(R)
literature                              1-800-662-6273 (ON-BOARD)
                                        For 24-hour automated access       E-mail
CLIENT SERVICES DEPARTMENT              to price and yield, information    online@vanguard.com
1-800-662-2739 (CREW)                   on your account, and certain
TEXT TELEPHONE:                         transactions
1-800-662-2738
For information on your
account, account transactions,
and account statements


              (c) 1998 Vanguard Marketing Corporation, Distributor

                                     P040N


                                      2-3

VANGUARD
INDEX TRUST


Institutional Prospectus
April 20, 1998


TOTAL STOCK MARKET PORTFOLIO


500 PORTFOLIO


EXTENDED MARKET PORTFOLIO


MID CAPITALIZATION
STOCK PORTFOLIO


SMALL CAPITALIZATION STOCK PORTFOLIO


VALUE PORTFOLIO


SMALL CAPITALIZATION
VALUE STOCK PORTFOLIO


GROWTH PORTFOLIO


SMALL CAPITALIZATION
GROWTH STOCK PORTFOLIO


                               [GRAPHIC OF SHIP]


This prospectus contains financial data for the Trust through the fiscal year ended December 31, 1997.




                                               [VANGUARD LOGO]

VANGUARD INDEX TRUST

                                                       A Stock Index Mutual Fund

CONTENTS

Portfolio Profile         1

Portfolio Expenses        4

Financial Highlights      6

A Word About Risk        10

The Portfolios'
Objective                10

Who Should Invest        11

Investment Strategy      12

Investment Policies      16

Investment Limitations   17

Investment
Performance              18

Share Price              19

Dividends, Capital
Gains, and Taxes         19

The Trust and
Vanguard                 20

Investment Adviser       20

General Information      21

Investing
with Vanguard

-  For Plan Participants 22

-  For Other
   Institutional
   Investors             23

Accessing Fund
Information by
Computer                 23

Prospectus Postscript    24

Glossary  Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard Index Trust (the Trust) is an open-end investment company that includes nine separate, diversified mutual fund portfolios: Total Stock Market, 500, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios have been added as new Portfolios effective April 20, 1998.

   Each Portfolio seeks to match, as closely as possible, the performance of a different stock market benchmark, or index. One index reflects the entire U.S. stock market; the eight other indexes focus on specific stock market segments. Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Portfolios track their respective indexes.

   You can buy shares in any of the nine Portfolios.

   IT IS IMPORTANT TO NOTE THAT NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE PORTFOLIOS.


IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.


FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

   Five Portfolios charge a fee on purchases: 0.25% for the Extended Market and Mid Capitalization Stock Portfolios, 0.5% for the Small Capitalization Stock Portfolio, and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios.



ADDITIONAL INFORMATION ABOUT THE TRUST

A Statement of Additional Information (dated April 20, 1998) containing more information about the Trust is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover), or visiting the Securities and Exchange Commission's website (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTE TO LARGE INVESTORS

The Total Stock Market Portfolio, Extended Market Portfolio, Mid Capitalization Stock Portfolio, Small Capitalization Stock Portfolio, Value Portfolio, Small Capitalization Value Stock Portfolio, Growth Portfolio, and Small Capitalization Growth Stock Portfolio each offers two separate classes of shares. This prospectus, and a separate prospectus for individual clients, describe the "Investor Shares" of these Portfolios, which have a minimum initial investment requirement of $3,000 ($1,000 for IRAs). The Portfolios' "Institutional Shares," which we offer through another prospectus, are designed for investors who meet the investment minimum requirement of $10 million and generally do not require special employee benefit plan services. To obtain a prospectus for the Institutional Shares, please call Vanguard's Institutional Investor Group at 1-800-523-1036. Note that the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide which Portfolios, if any, are the right investment for you. We suggest that you keep it for future reference.

PORTFOLIO PROFILE                                           Vanguard Index Trust

WHO SHOULD INVEST (PAGE 11)

- Investors looking for a simple way to match the performance of a specific stock market index.

- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term -- at least five years.

WHO SHOULD NOT INVEST

-   Investors unwilling to accept significant fluctuations in share price.

-   Investors hoping to beat the stock market.

RISKS OF THE PORTFOLIOS (PAGES 10 - 17)

The Portfolios' total returns will fluctuate within a wide range, so an investor could lose money over short or even extended periods. All nine Portfolios are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 10.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (CONTINUED)                             Vanguard Index Trust

DIVIDENDS AND CAPITAL GAINS (PAGE 19)

The Total Stock Market, 500, Value, and Growth Portfolios pay dividends in March, June, September, and December. The Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios pay dividends in December. All nine of the Trust's Portfolios pay capital gains, if any, in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (PAGE 20)

Vanguard Core Management Group, Valley Forge, Pa., manages each of the nine Portfolios.


AVERAGE ANNUAL TOTAL RETURNS --
YEARS ENDED DECEMBER 31, 1997

                               1 Year        5 Years        10 Years
                              --------------------------------------
Total Stock Market            31.0%          18.9%          18.5%*
Wilshire 5000 Index           31.4           19.3           18.9*

500                           33.2%          20.1%          17.8%
S&P 500 Index                 33.4           20.3           18.1

Extended Market**             26.7%          17.5%          16.4%
Wilshire 4500 Index           25.7           17.0           16.3

SmallCap Stock**              24.6%          17.5%          15.8%
Russell 2000 Index            22.4           16.4           15.8

Value                         29.8%          20.5%          20.7%*
S&P/BARRA Value Index         30.0           20.7           20.9*

Growth                        36.3%          19.5%          19.5%*
S&P/BARRA Growth Index        36.5           19.6           19.8*


Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.

                                      TOTAL STOCK                      EXTENDED
                                        MARKET            500           MARKET
----------------------------------------------------------------------------------
INCEPTION DATE:                        4/27/1992       8/31/1976       12/21/1987
NET ASSETS AS OF 12/31/1997:       $5.09 billion    $49.40 billion    $2.72 billion
PORTFOLIO EXPENSE RATIO FOR THE
  YEAR ENDED 12/31/1997:                0.20%            0.19%           0.23%
TRANSACTION FEE ON PURCHASES:           None             None            0.25%
NEWSPAPER ABBREVIATION:                TotSt              500            Extnd
VANGUARD FUND NUMBER:                   085               040             098
CUSIP NUMBER:                        922908306        922908108        922908207
QUOTRON SYMBOL:                       VTSMX.Q          VFINX.Q          VEXMX.Q


                                       MIDCAP           SMALLCAP
                                        STOCK             STOCK           VALUE
--------------------------------------------------------------------------------
INCEPTION DATE:                       4/20/1998         10/3/1960      11/2/1992
NET ASSETS AS OF 12/31/1997:            None         $2.70 billion    $1.80 billion
PORTFOLIO EXPENSE RATIO FOR THE
  YEAR ENDED 12/31/1997:                N/A                0.23%          0.20%
TRANSACTION FEE ON PURCHASES:          0.25%               0.50%          None
NEWSPAPER ABBREVIATION:               MidCap              SmCap           Value
VANGUARD FUND NUMBER:                  859                 048             006
CUSIP NUMBER:                       922908843           922908702       922908405
QUOTRON SYMBOL:                         N/A               NAESX.Q         VIVAX.Q


                                     SMALLCAP                            SMALLCAP
                                      VALUE               GROWTH          GROWTH
----------------------------------------------------------------------------------
INCEPTION DATE:                     4/20/1998            11/2/1992      4/20/1998
NET ASSETS AS OF 12/31/1997:          None             $2.40 billion       None
PORTFOLIO EXPENSE RATIO FOR THE
  YEAR ENDED 12/31/1997:               N/A                 0.20%           N/A
TRANSACTION FEE ON PURCHASES:         1.00%                None           1.00%
NEWSPAPER ABBREVIATION:              SmValue              Growth        SmGrowth
VANGUARD FUND NUMBER:                  860                 009            861
CUSIP NUMBER:                       922908793            922908504      922908827
QUOTRON SYMBOL:                        N/A                VIGRX.Q          N/A

                                PLAIN TALK ABOUT

                                 VANGUARD'S FEES

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions
-- and not by shareholders already in the portfolio.

  At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Total Stock Market Portfolio's expense ratio in fiscal year 1997 was 0.20%, or $2 per $1,000 of average net assets. The average equity index fund had expenses in 1997 of 0.33%, or $3.30 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.


PORTFOLIO EXPENSES

The examples below are designed to help you understand the costs you would bear as an investor in one of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES AND FEES

Sales Load Imposed on Purchases:                            None
Transaction Fee on Purchases*
  Extended Market Portfolio:                                0.25%
  Mid Capitalization Stock Portfolio:                       0.25%
  Small Capitalization Stock Portfolio:                     0.50%
  Small Capitalization Value Stock Portfolio:               1.00%
  Small Capitalization Growth Stock Portfolio:              1.00%
  Total Stock Market, 500, Value, and Growth Portfolios:    None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

  The next tables illustrate the expenses that you are expected to incur, outside of transaction and maintenance fees, as a Portfolio shareholder. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the Portfolio, providing services, and other activities. The expenses for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios, as shown in the table, are based upon those incurred in the fiscal year ended December 31, 1997. The expenses shown for the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios are estimates for these Portfolios' first full year of operations.

PORTFOLIO OPERATING EXPENSES

                                         TOTAL STOCK                       EXTENDED
                                           MARKET            500            MARKET
---------------------------------------------------------------------------------------
Management and
  Administrative Expenses:                  0.17%           0.16%           0.20%
Investment Advisory Expenses:                      None            None            None
12b-1 Marketing Fees:                              None            None            None
Other Expenses
  Marketing and Distribution
    Expenses:                               0.03%           0.02%           0.02%
  Miscellaneous Expenses
    (e.g., Taxes, Auditing):                0.00%           0.01%           0.01%
                                            ----            ----            ----
Total Other Expenses:                              0.03%           0.03%           0.03%
                                                   ----            ----            ----
  TOTAL OPERATING EXPENSES
    (EXPENSE RATIO):                               0.20%           0.19%           0.23%
                                                   ====            ====            ====

                                           MIDCAP           SMALLCAP
                                           STOCK              STOCK             VALUE
----------------------------------------------------------------------------------------------
Management and
  Administrative Expenses:                         0.22%              0.20%             0.17%
Investment Advisory Expenses:                       None               None              None
12b-1 Marketing Fees:                               None               None              None
Other Expenses
  Marketing and Distribution
    Expenses:                              0.02%              0.02%             0.02%
  Miscellaneous Expenses
    (e.g., Taxes, Auditing):               0.01%              0.01%             0.01%
                                           ----               ----              ----
Total Other Expenses:                              0.03%              0.03%             0.03%
                                                   ----               ----              ----
  TOTAL OPERATING EXPENSES
    (EXPENSE RATIO):                               0.25%              0.23%             0.20%
                                                   ====               ====              ====

                                           SMALLCAP                             SMALLCAP
                                            VALUE             GROWTH             GROWTH
---------------------------------------------------------------------------------------------
Management and
  Administrative Expenses:                  0.22%             0.17%              0.22%
Investment Advisory Expenses:                      None              None               None
12b-1 Marketing Fees:                              None              None               None
Other Expenses
  Marketing and Distribution
    Expenses:                               0.02%             0.02%              0.02%
  Miscellaneous Expenses
    (e.g., Taxes, Auditing):                0.01%             0.01%              0.01%
                                            ----              ----               ----
Total Other Expenses:                              0.03%              0.03%              0.03%
                                                   ----               ----               ----
  TOTAL OPERATING EXPENSES
    (EXPENSE RATIO):                               0.25%              0.20%              0.25%
                                                   ====               ====               ====

  The following examples are intended to help you compare the cost of investing in one of the Portfolios with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment in each Portfolio over various periods. These examples assume that
(1) each Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

PORTFOLIO                1 YEAR    3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------
Total Stock Market       $  2       $  6        $  11        $   26
500                         2          6           11            24
Extended Market             5         10           15            32
MidCap Stock                5         11           17            34
SmallCap Stock              7         12           18            34
Value                       2          6           11            26
SmallCap Value Stock       13         18           24            42
Growth                      2          6           11            26
SmallCap Growth Stock      13         18           24            42

                                PLAIN TALK ABOUT
                            HOW TO READ THE FINANCIAL
                                HIGHLIGHTS TABLE


This explanation uses the Total Stock Market Portfolio as an example. The Portfolio began fiscal 1997 with a net asset value (price) of $17.77 per share. During the year, the Portfolio earned $.319 per share from investment income (interest and dividends) and $5.143 per share from investments that had appreciated in value or were sold for a price higher than the Portfolio paid for them. This resulted in total earnings of $5.462 per share. Of those earnings, $.592 per share was returned to shareholders in distributions ($.322 in dividends, $.270 in capital gains). The earnings ($5.462 per share) less distributions ($.592 per share) resulted in a share price of $22.64 at the end of the fiscal year, an increase of $4.87 per share (from $17.77 at the start of the period to $22.64 at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was 30.99% for the year. As of December 31, 1997, the Portfolio had $5.09 billion in net assets; an expense ratio of 0.20% ($2 per $1,000 of net assets); and net investment income amounting to 1.65% of its average net assets. It sold and replaced securities valued at 2% of its total net assets.



THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding of the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios* for each of the fiscal years in the decade ended December 31, 1997 (or each year since the Portfolio's inception date). The financial statements that include the financial highlights for the periods ended December 31 were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Trust's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by contacting Vanguard (see back cover).

*The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.


                                                                                 TOTAL STOCK MARKET PORTFOLIO
                                                            --------------------------------------------------------------------
                                                                        Year Ended December 31,
                                                            -----------------------------------------------------  Mar. 16* -
                                                              1997        1996         1995       1994      1993   Dec. 31, 1992
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $17.77      $15.04       $11.37    $ 11.69   $ 10.84   $  10.00
                                                            ----------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .319         .29          .29        .27       .26        .23
 Net Realized and Unrealized Gain (Loss) on Investments      5.143        2.84         3.75       (.29)      .88        .84
                                                            ----------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                           5.462        3.13         4.04       (.02)     1.14       1.07
----------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income                        (.322)       (.29)        (.28)      (.27)     (.26)      (.23)
 Distributions from Realized Capital Gains                   (.270)       (.11)        (.09)      (.03)     (.03)        --
                                                            ----------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                        (.592)       (.40)        (.37)      (.30)     (.29)      (.23)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $22.64      $17.77       $15.04    $ 11.37   $ 11.69   $  10.84
===========================================================================================================================
TOTAL RETURN**                                               30.99%      20.96%       35.79%    - 0.17%    10.62%     10.41%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $5,092      $3,531       $1,571    $   786   $   512   $    275

Ratio of Total Expenses to Average Net Assets                 0.20%       0.22%        0.25%      0.20%     0.20%      0.21%+
Ratio of Net Investment Income to Average Net Assets          1.65%       1.86%        2.14%      2.35%     2.31%      2.42%+
Portfolio Turnover Rate                                          2%          3%           3%         2%        1%         3%
Average Commission Rate Paid                                $.0177      $.0216          N/A        N/A       N/A        N/A

 *Inception date

**Total return figures do not reflect the 0.25% transaction fee on purchases through 1995. Subscription period for the Portfolio was from March 16 to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement began on April 27, 1992.

 +Annualized.

                                                                         500 PORTFOLIO
                                         -----------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------------
                                             1997          1996           1995         1994        1993        1992        1991
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $  69.17      $  57.60       $  42.97     $  43.83    $  40.97    $  39.32    $  31.24
INVESTMENT OPERATIONS
 Net Investment Income                       1.31          1.28           1.22         1.18        1.13        1.12        1.15
 Net Realized and Unrealized
  Gain (Loss) on Investments                21.50         11.82          14.76         (.67)       2.89        1.75        8.20
                                         -----------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS          22.81         13.10          15.98          .51        4.02        2.87        9.35
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (1.32)        (1.28)         (1.22)       (1.17)      (1.13)      (1.12)      (1.15)
 Distributions from Realized
  Capital Gains                              (.59)         (.25)          (.13)        (.20)       (.03)       (.10)       (.12)
                                         -----------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                       (1.91)        (1.53)         (1.35)       (1.37)      (1.16)      (1.22)      (1.27)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $  90.07      $  69.17       $  57.60     $  42.97    $  43.83    $  40.97    $  39.32
==================================================================================================================================
TOTAL RETURN                                33.19%        22.88%         37.45%        1.18%       9.89%       7.42%      30.22%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)       $ 49,358      $ 30,332       $ 17,372     $  9,356    $  8,273    $  6,547    $  4,345
Ratio of Total Expenses to
 Average Net Assets                          0.19%         0.20%          0.20%        0.19%       0.19%       0.19%       0.20%
Ratio of Net Investment Income to
 Average Net Assets                          1.66%         2.04%          2.38%        2.72%       2.65%       2.81%       3.07%
Portfolio Turnover Rate                         5%*           5%*            4%*          6%*         6%*         4%*         5%*
Average Commission Rate Paid             $  .0181      $  .0166            N/A          N/A         N/A         N/A         N/A

                                                    500 PORTFOLIO
                                           -------------------------------
                                               YEAR ENDED DECEMBER 31,
                                           -------------------------------
                                               1990        1989       1988
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $  33.64    $  27.18   $  24.65
INVESTMENT OPERATIONS
 Net Investment Income                         1.17        1.20       1.08
 Net Realized and Unrealized
  Gain (Loss) on Investments                  (2.30)       7.21       2.87
                                         ---------------------------------
  TOTAL FROM INVESTMENT OPERATIONS            (1.13)       8.41       3.95
--------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (1.17)      (1.20)     (1.10)
 Distributions from Realized
  Capital Gains                                (.10)       (.75)      (.32)
                                         ---------------------------------
  TOTAL DISTRIBUTIONS                         (1.27)      (1.95)     (1.42)
--------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $  31.24    $  33.64   $  27.18
==========================================================================
TOTAL RETURN                                 - 3.32%      31.36%     16.22%
==========================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)         $  2,173    $  1,804   $  1,055
Ratio of Total Expenses to
 Average Net Assets                            0.22%       0.21%      0.22%
Ratio of Net Investment Income to
 Average Net Assets                            3.60%       3.62%      4.08%
Portfolio Turnover Rate                          23%*         8%        10%
Average Commission Rate Paid                    N/A         N/A        N/A

*Portfolio turnover rates excluding in-kind redemptions were 3%, 2%, 2%, 4%, 2%, 1%, 1%, and 6%, respectively.

                                                                      EXTENDED MARKET PORTFOLIO
                                              ---------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------------
                                                 1997        1996        1995       1994      1993       1992      1991
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $ 26.20     $ 24.07     $ 18.52    $ 19.43   $ 17.35   $  15.82   $ 11.48
                                              ---------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .351         .34         .30        .28       .23        .24       .25
 Net Realized and Unrealized
  Gain (Loss) on Investments                    6.479        3.85        5.95       (.62)     2.28       1.72      4.54
                                              ---------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS              6.830        4.19        6.25       (.34)     2.51       1.96      4.79
-------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income           (.360)       (.34)       (.30)      (.28)     (.23)      (.25)     (.25)
 Distributions from Realized Capital Gains     (1.910)      (1.72)       (.40)      (.29)     (.20)      (.18)     (.20)
                                              ---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (2.270)      (2.06)       (.70)      (.57)     (.43)      (.43)     (.45)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $ 30.76     $ 26.20     $ 24.07    $ 18.52   $ 19.43   $  17.35   $ 15.82
=========================================================================================================================
TOTAL RETURN*                                   26.73%      17.65%      33.80%    - 1.76%    14.49%     12.47%    41.85%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $ 2,723     $ 2,099     $ 1,523    $   967   $   928   $    585   $   372
Ratio of Total Expenses to
 Average Net Assets                              0.23%       0.25%       0.25%      0.20%     0.20%      0.20%     0.19%
Ratio of Net Investment Income to
 Average Net Assets                              1.30%       1.42%       1.51%      1.51%     1.48%      1.73%     2.14%
Portfolio Turnover Rate                            15%**       22%         15%        19%       13%         9%       11%
Average Commission Rate Paid                  $ .0228     $ .0235         N/A        N/A       N/A        N/A       N/A

                                                EXTENDED MARKET PORTFOLIO
                                              -----------------------------
                                                 YEAR ENDED DECEMBER 31,
                                              -----------------------------
                                                   1990      1989      1988
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $   13.92   $ 11.60   $  9.99
                                             ------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .30       .26       .34
 Net Realized and Unrealized
  Gain (Loss) on Investments                      (2.25)     2.52      1.63
                                             ------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                (1.95)     2.78      1.97
---------------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income              (.33)     (.23)     (.20)
 Distributions from Realized Capital Gains         (.16)     (.23)     (.16)
                                             ------------------------------
TOTAL DISTRIBUTIONS                                (.49)     (.46)     (.36)
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $   11.48   $ 13.92   $ 11.60
===========================================================================
TOTAL RETURN*                                   - 14.05%    24.10%    19.75%
===========================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $     179   $   147   $    35
Ratio of Total Expenses to
 Average Net Assets                                0.23%     0.23%     0.24%
Ratio of Net Investment Income to
 Average Net Assets                                2.68%     2.92%     2.90%
Portfolio Turnover Rate                               9%       14%       26%
Average Commission Rate Paid                        N/A       N/A        N/A

* Total return figures do not reflect transaction fees on purchases (0.25% from November 3, 1997, through December 31, 1997; 0.5% in 1995 through October 31, 1997; 1.0% in 1992 through 1994).

**Portfolio turnover rate excluding in-kind redemptions was 14%.

------------------------------------------------------------------------------------------------------------------------------
                                                                                  SMALL CAPITALIZATION
                                                                                    STOCK PORTFOLIO*
                                                            ------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                      DECEMBER 31,                 FEB. 1-      OCT. 1, 1993-
                                                            ---------------------------------
                                                              1997         1996         1995    DEC. 31, 1994   JAN. 31, 1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 20.23       $18.61       $14.99       $ 16.24        $16.23
                                                            ------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .277          .26          .24           .20           .05
 Net Realized and Unrealized Gain (Loss) on Investments       4.632         3.07         4.06          (.86)          .96
                                                            ------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                            4.909         3.33         4.30          (.66)         1.01
                                                            ------------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income                         (.274)        (.27)        (.23)         (.22)         (.18)
 Distributions from Realized Capital Gains                   (1.115)       (1.44)        (.45)         (.37)         (.82)
                                                            ------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                        (1.389)       (1.71)        (.68)         (.59)        (1.00)
                                                            ------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 23.75       $20.23       $18.61       $ 14.99        $16.24
                                                            ==================================================================
TOTAL RETURN**                                                24.59%       18.12%       28.74%        -4.00%         6.65%
                                                            ==================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $ 2,652       $1,713       $  971       $   605        $  533
Ratio of Total Expenses to Average Net Assets                  0.23%        0.25%        0.25%         0.17%+        0.18%+
Ratio of Net Investment Income to Average Net Assets           1.38%        1.51%        1.58%         1.50%+        1.16%+
Portfolio Turnover Rate                                          29%          28%          28%           25%            5%
Average Commission Rate Paid                                $ .0226       $.0245          N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------


 *Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

**Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

 +Annualized.                                                       (continued)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                         SMALL CAPITALIZATION
                                                                           STOCK PORTFOLIO*
                                                                             (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                1993          1992          1991          1990+        1989          1988
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $ 12.63       $ 12.03       $  8.55       $ 11.88       $ 11.96       $ 15.73
                                              -----------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            .20           .19           .20           .17           .10           .03
 Net Realized and Unrealized Gain (Loss)
   on Investments                                3.73           .88          3.60         (3.46)         2.13         (2.59)
                                              -----------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS               3.93          1.07          3.80         (3.29)         2.23         (2.56)
                                              -----------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income            (.18)         (.18)         (.18)         (.04)         (.14)         --
 Distributions from Realized Capital Gains       (.15)         (.29)         (.14)         --           (2.17)        (1.21)
                                              -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                            (.33)         (.47)         (.32)         (.04)        (2.31)
                                                                                                                      (1.21)
                                              -----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $ 16.23       $ 12.63       $ 12.03       $  8.55       $ 11.88       $ 11.96
                                              =============================================================================
TOTAL RETURN**                                  31.60%         9.34%        45.91%      -27.73%         18.83%      -14.30%
                                              =============================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $   432       $   202       $   111       $    40       $    20       $    27
Ratio of Total Expenses to Average Net Assets    0.18%         0.18%         0.21%         0.31%         1.00%         0.95%
Ratio of Net Investment Income to Average
   Net Assets                                    1.47%         1.65%         2.11%         1.91%          .65%          .24%
Portfolio Turnover Rate                            26%           26%           33%           40%          160%           68%
Average Commission Rate Paid                      N/A           N/A           N/A           N/A           N/A           N/A
 --------------------------------------------------------------------------------------------------------------------------


 *Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.

**Total return figures do not reflect transaction fees on purchases (0.5% in 1997, 1.0% in 1994 through 1996).

+Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 VALUE PORTFOLIO
                                                  ----------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------     NOV. 2*-
                                                    1997         1996         1995         1994         1993    DEC. 31, 1992
                                                  ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 17.02      $ 14.79      $ 11.12      $ 11.74      $ 10.30      $ 10.00
                                                  ----------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .38          .37          .41          .38          .38          .07
 Net Realized and Unrealized Gain (Loss) on
   Investments                                       4.57         2.81         3.66         (.46)        1.50          .30
                                                  ----------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   4.95         3.18         4.07         (.08)        1.88          .37
                                                  ----------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.37)        (.38)        (.40)        (.38)        (.38)        (.07)
 Distributions from Realized Capital Gains           (.75)        (.57)        --           (.16)        (.06)        --
                                                  ----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                               (1.12)        (.95)        (.40)        (.54)        (.44)        (.07)
                                                  ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 20.85      $ 17.02      $ 14.79      $ 11.12      $ 11.74      $ 10.30
                                                  ============================================================================
TOTAL RETURN                                        29.77%       21.86%       36.94%      -0.73%        18.35%        3.70%
                                                  ============================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)              $ 1,796      $ 1,016      $   496      $   297      $   190      $    24
Ratio of Total Expenses to Average Net Assets        0.20%        0.20%        0.20%        0.20%        0.20%           0%**
Ratio of Net Investment Income to Average Net
   Assets                                            2.05%        2.54%        3.06%        3.37%        3.26%        3.46%**
Portfolio Turnover Rate                                25%          29%          27%          32%          30%           4%
Average Commission Rate Paid                      $ .0149      $ .0188          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Inception date.
**Annualized.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                       GROWTH PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------    NOV. 2*-
                                                    1997         1996         1995         1994         1993    DEC. 31, 1992
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 16.90      $ 13.97      $ 10.28      $ 10.20      $ 10.26      $ 10.00
                                                  ---------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .23          .22          .21          .21          .21          .06
 Net Realized and Unrealized Gain (Loss) on
    Investments                                      5.88         3.07         3.68          .08         (.06)         .26
                                                  ---------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   6.11         3.29         3.89          .29          .15          .32
                                                  ---------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.23)        (.22)        (.20)        (.21)        (.21)        (.06)
 Distributions from Realized Capital Gains           (.25)        (.14)        --           --           --           --
                                                  ---------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                (.48)        (.36)        (.20)        (.21)        (.21)        (.06)
                                                  ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 22.53      $ 16.90      $ 13.97      $ 10.28      $ 10.20      $ 10.26
                                                  ===========================================================================
TOTAL RETURN                                        36.34%       23.74%       38.06%        2.89%        1.53%        3.19%
                                                  ===========================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)              $ 2,365      $   787      $   271      $    86      $    51      $    21
Ratio of Total Expenses to Average Net Assets        0.20%        0.20%        0.20%        0.20%        0.20%           0%**
Ratio of Net Investment Income to Average
  Net Assets                                         1.19%        1.57%        1.71%        2.08%        2.10%        2.85%**
Portfolio Turnover Rate                                26%          29%          24%          28%          36%           2%
Average Commission Rate Paid                      $ .0134      $ .0183          N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------

 *Inception date
**Annualized.
--------------------------------------------------------------------------------

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT
                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.


A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in one or more of the Trust's Portfolios, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Portfolio seeks to match a different stock market index; therefore, investment risk will vary from Portfolio to Portfolio.

  Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the nine Portfolios, would confront.



THE PORTFOLIOS' OBJECTIVE

Each Portfolio seeks to match, as closely as possible, the performance of a specific stock market index. This objective is fundamental, which means that it cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN ANY OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

  The TOTAL STOCK MARKET PORTFOLIO seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

  The 500 PORTFOLIO seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

  The EXTENDED MARKET PORTFOLIO seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).

  The MID CAPITALIZATION STOCK PORTFOLIO seeks to parallel the performance of the Standard & Poor's MidCap 400 Index, which comprises a market-weighted group of medium-sized U.S. companies.

  The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

  The VALUE PORTFOLIO seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those

                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Each Portfolio is intended to be a long-term investment vehicle; none is designed to provide investors with a means of speculating on short-term fluctuations in the stock market.




stocks of the S&P 500 Index that offer higher-than-average dividend yields and are often considered out of favor with investors.

  The SMALL CAPITALIZATION VALUE STOCK PORTFOLIO seeks to replicate the performance of the Standard & Poor's SmallCap 600/BARRA Value Index, which includes those stocks of the S&P SmallCap 600 Index with lower-than-average price/earnings and price/book ratios.

  The GROWTH PORTFOLIO seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with lower-than-average dividend yields and higher-than-average price/earnings and price/book ratios.

  The SMALL CAPITALIZATION GROWTH STOCK PORTFOLIO seeks to track the performance of the Standard & Poor's SmallCap 600/BARRA Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher-than-average price/earnings and price/book ratios.

[FLAG] AN INDEX FUND HAS OPERATING EXPENSES; A MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND--WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE--WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

  The Portfolios of Vanguard Index Trust are not sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.


WHO SHOULD INVEST

Any of the Portfolios of Vanguard Index Trust may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one Portfolio may more closely meet your personal investment objectives than the others.

  For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.

  The 500 and Value Portfolios may be suitable for you if:

-        You want to invest in large companies.

  The Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios may be suitable for you if:

-        You want to focus on the stocks of medium-sized and/or small companies.

- You can accept greater share-price volatility than the Trust's other Portfolios tend to experience.

  The Small Capitalization Value Stock Portfolio may be suitable for you if:

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Trust discourages short-term trading by, among other things, closely monitoring daily transactions.



- You are seeking exposure to the stocks of small companies that are often considered out of favor in the market.

- You are comfortable with a higher level of share-price volatility than that experienced by the Trust's other Portfolios.



         The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are looking for more growth potential than the 500 and Value Portfolios offer--and are willing to accept greater fluctuations in share price.

         The Small Capitalization Growth Stock Portfolio may be suitable for you if:

-        You want to focus on small-company stocks.

- You are seeking a portfolio of stocks considered to have higher-than-average price/earnings and price/book ratios.

-        You are willing to accept a high level of share-price fluctuation.

  None of the Portfolios would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Trust has adopted the following policies:

- The Trust reserves the right to reject any purchase request into any of its Portfolios--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- Five of the Trust's Portfolios (Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock) charge a transaction fee on purchases.

- There is a limit on the number of times you can exchange into or out of each Portfolio (see "Exchanges" in the INVESTING WITH VANGUARD section). If you own shares of any of the Trust's Portfolios as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-        The Trust reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Portfolios' objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by Portfolio shareholders. Unlike each Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. However, before making any important change in its strategy, a Portfolio will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

To track their target indexes as closely as possible, the Portfolios attempt to remain fully invested in stocks.

[FLAG] EACH PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which--in addition to being the target index for the 500 Portfolio--is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

----------------------------------------------------------------
                  U.S. STOCK MARKET RETURNS (1926-1997)
----------------------------------------------------------------
               1 YEAR     5 YEARS    10 YEARS     20 YEARS
----------------------------------------------------------------
Best            53.9%      23.9%      20.1%        16.9%
Worst          -43.3      -12.5       -0.9          3.1
Average         13.0       10.5       10.9         10.9
----------------------------------------------------------------

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or any of the Trust's Portfolios in particular.

  Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios, respectively) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.


  Even indexes that are subsets of the S&P 500 Index--such as the S&P/BARRA Value Index, and the S&P/BARRA Growth Index (the target indexes for the Value and Growth Portfolios)--will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index and the has been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index and the S&P SmallCap 600/BARRA Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.
 ,


                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

                                PLAIN TALK ABOUT
                        ACTIVE VERSUS PASSIVE MANAGEMENT

Index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, a "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by holding either all--or a representative sample--of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction--up or down--as its target index); and low cost (index funds do not have many of the expenses of an actively managed fund--such as research--and keep trading activity--and, thus, brokerage commissions--to a minimum).


[FLAG] THE PORTFOLIOS ARE SUBJECT, IN VARYING DEGREES, TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Each Portfolio of Vanguard Index Trust employs a "passively" managed investment--or index--approach. Vanguard Core Management Group, the Portfolios' adviser, creates a mix of securities that will match the performance of a benchmark index.

  The 500, Mid Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios hold each stock found in their respective benchmark indexes in roughly the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the assets of a specific company, the 500 Portfolio would invest the same percentage of its assets in that company.

  The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to buy and sell all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,400 stocks), these three Portfolios use a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in the utility stocks of the Wilshire 4500 Index with similar characteristics.

  The following table shows the number of stocks generally held by the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

------------------------------------------------------------------
                            NUMBER OF             NUMBER OF STOCKS
PORTFOLIO                   STOCKS HELD           IN TARGET INDEX
------------------------------------------------------------------
Total Stock Market            2,800                   7,400

500                             500                     500

Extended Market               2,150                   6,900

MidCap Stock                    N/A                     400

SmallCap Stock                1,700                   1,900

Value                           360                     360

SmallCap Value Stock            N/A                     380

Growth                          140                     140

SmallCap Growth Stock           N/A                     220

   The top ten holdings for the Total Stock Market, 500, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997, follow. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

TOTAL STOCK MARKET PORTFOLIO

  1. General Electric Co.

  2. The Coca-Cola Co.

  3. Microsoft Corp.

  4. Exxon Corp.

  5. Merck & Co., Inc.

  6. Intel Corp.

  7. Philip Morris Cos., Inc.

  8. Procter & Gamble Co.

  9. International Business
     Machines Corp.

 10. AT&T Corp.

13% of the Portfolio's total net assets.

500 PORTFOLIO

  1. General Electric Co.

  2. The Coca-Cola Co.

  3. Microsoft Corp.

  4. Exxon Corp.

  5. Merck & Co., Inc.

  6. Royal Dutch Petroleum Co.

  7. Intel Corp.

  8. Philip Morris Cos., Inc.

  9. Procter & Gamble Co.

 10. International Business
     Machines Corp.

    18% of the Portfolio's total net assets.



EXTENDED MARKET PORTFOLIO

  1. Berkshire Hathaway

  2. Electronic Data Systems

  3. Carnival Corp. Class A

  4. Safeway, Inc.

  5. The Coca-Cola Co.

  6. RJR Nabisco Holdings Corp.

  7. Franklin Resources Corp.

  8. Republic Industries, Inc.

  9. Cox Communications
     Class A

 10. The Equitable Cos.

6% of the Portfolio's total net assets.

SMALLCAP STOCK PORTFOLIO

  1. Associated Banc-Corp.

  2. US Office Products Co.

  3. Jacor Comm. Warrants

  4. Allied Waste Industries

  5. Brooks Fiber Properties

  6. Keystone Financial, Inc.

  7. Mack-Cali Realty Corp.

  8. Arterial Vascular
     Engineering, Inc.

  9. Citrix Systems, Inc.

 10. Sovereign Bancorp, Inc.

2% of the Portfolio's total net assets.


                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

PLAIN TALK ABOUT

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for passively managed domestic index funds investing in common stocks is roughly 10%; for all domestic stock funds, the average turnover rate is approximately 80%.
VALUE PORTFOLIO

  1. Exxon Corp.

  2. Royal Dutch Petroleum Co.

  3. International Business

     Machines Corp.

  4. AT&T Corp.

  5. The Walt Disney Co.

  6. Travelers Group Inc.

  7. Ford Motor Co.

  8. Citicorp

  9. Mobil Corp.

 10. BellSouth Corp.

22% of the Portfolio's total net assets.


GROWTH PORTFOLIO

  1. General Electric Co.

  2. The Coca-Cola Co.

  3. Microsoft Corp.

  4. Merck & Co., Inc.

  5. Intel Corp.

  6. Philip Morris Cos., Inc.

  7. Procter & Gamble Co.

  8. Pfizer, Inc.

  9. Bristol-Myers Squibb Co.

 10. Wal-Mart Stores, Inc.

34% of the Portfolio's total net assets.

   Keep in mind that, because the makeup of a Portfolio changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes made up of a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about 140 stocks, has far more of its assets invested in its top ten holdings (34%) than the Total Stock Market Portfolio (13%), which seeks to track a much larger universe of more than 7,400 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.

PORTFOLIO TURNOVER
Although each seeks to invest for the long term, the Portfolios retain the right to sell securities regardless of how long they have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rate for the Portfolios has been extremely low, with averages over the past five years (or since inception) ranging from 2% for the Total Stock Market Portfolio to 29% for the Small Capitalization Stock Portfolio. (A turnover rate of 100% would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES
Besides investing in the stocks found in its target index, each Portfolio may follow a number of other investment policies to achieve its objective.

         THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS, WHICH ARE TYPES OF DERIVATIVES.
   Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

   For this reason, the Portfolios will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, each Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of each Portfolio's assets -- 5% -- may be applied towards the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

   The reasons for which a Portfolio will invest in futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Portfolio's transaction costs and add incremental value by buying futures instead of actual stocks.

- To add value to the Portfolio by buying assets that mimic the performance of particular stocks, but trade at a discount because of a short term market inefficiency.

INVESTMENT LIMITATIONS

The Portfolios have adopted limitations on some of their investment policies. Some of these limitations are that each Portfolio will not:

-  Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of its assets. Whenever the Portfolio's outstanding borrowing is more than 5% of its assets, it will stop making investments.

   With respect to 75% of its assets, a Portfolio will not:

-  Invest more than 5% in the outstanding securities of any one company.

-  Buy more than 10% of the outstanding voting securities of any company.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds like index funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.
   A complete list of each Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Each Portfolio's performance is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.



-----------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            FOR YEARS ENDED 12/31/97
------------------------------------------------------------------------
                             1 YEAR    5 YEARS    10 YEARS      20 YEARS
------------------------------------------------------------------------

Total Stock Market           31.0%       18.9%       18.5%*         --

Wilshire 5000 Index          31.4        19.3        18.9*          --

500                          33.2%       20.1%       17.8%          16.3%

S&P 500 Index                33.4        20.3        18.1           16.6

Extended Market**            26.7%       17.5%       16.4%*         --

Wilshire 4500 Index          25.7        17.0        16.3*          --

SmallCap Stock**             24.6%       17.5%       15.8%*         --

Russell 2000 Index           22.4        16.4        15.8*          --

Value                        29.8%       20.5%       20.7%*         --

S&P/BARRA Value Index        30.0        20.7        20.9*          --

Growth                       36.3%       19.5%       19.5%*         --

S&P/BARRA Growth Index       36.5        19.6        19.8*          --


Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

 *Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.


   The results shown represent each Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or the purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995, nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis. Note also that the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios began operations on April 20, 1998.

SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. Each Portfolio's net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:

                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE =        -------------------------------
                             NUMBER OF SHARES OUTSTANDING

   The daily net asset value, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold your shares back to the Portfolio that day.

   Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Index Funds. Different newspapers use different abbreviations for each Portfolio, but the most common are TotSt, 500, Extnd, MidCap, SmCap, Value, SmValue, Growth, and SmGrowth.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Total Stock Market, 500, Value, and Growth Portfolios distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios distribute their income in December. All nine Portfolios distribute any capital gains realized from the sale of securities in December. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. Keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.

   If you own shares of any of the Trust's Portfolios as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.


   If your investment in a Portfolio of Vanguard Index Trust is not part of an employer-sponsored plan, you can receive distributions of income and/or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. Both dividend



                                PLAIN TALK ABOUT
                                 DISTRIBUTIONS


As a shareholder, you are entitled to your share of the Trust's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the Trust earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the Trust sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the Trust held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                             THE PORTFOLIOS' ADVISER

Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1997, the Group managed more than $99 billion in total assets. The individual primarily responsible for overseeing each Portfolio's investments is:

   GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College, M.B.A., University of Chicago.

and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. You should consult your tax adviser about other tax consequences of an investment in the Portfolio.

THE TRUST AND VANGUARD


Vanguard Index Trust is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Trustees and Officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER


Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Portfolios of Vanguard Index Trust. For the fiscal year ended December 31, 1997, the advisory and administrative fees represented an effective annual rate of 0.02% of the Trust's average net assets. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.


   The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Group will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolios may direct the Core Management Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolios.

GENERAL INFORMATION

Vanguard Index Trust is organized as a Pennsylvania business trust.

   Shareholders of each Portfolio have rights and privileges similar to those enjoyed by other corporate and trust shareholders. For example, shareholders will not be responsible for any liabilities of the Trust. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each Portfolio share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of the Trust's shares request a meeting in writing.

Vanguard Index Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Trust or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE TRUST, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P's only relationship to the Trust is the licensing of the S&P marks and S&P 500, which is determined, composed, and calculated by S&P without regard to the Trust. "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

One or more of the nine Portfolios described in this prospectus is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio as an investment option.

- If you have any questions about a Portfolio or Vanguard, including the Portfolio's investment objective, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Portfolio and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about one of the Portfolios of Vanguard Index Trust, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.


TRANSACTIONS

Purchases, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).

  Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-  Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER








VANGUARD ONLINE(R)  Use your personal computer to learn more about Vanguard's
www.vanguard.com    funds and services; keep in touch with your Vanguard
                    accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                    Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                                PLAIN TALK ABOUT
                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Portfolios of Vanguard Index Trust, including their investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.


IN READING THE PROSPECTUS, DID YOU LEARN:

[ ] Each Portfolio's objective? (pages 10 and 11)


[ ] Each Portfolio's investment strategy? (page 12)


[ ] Who should invest in each Portfolio? (page 11)


[ ] The risks associated with each Portfolio? (pages 10 - 17)


[ ] Whether each Portfolio is federally insured?
     (inside front cover)


[ ] Each Portfolio's expenses? (pages 4 and 5)


[ ] The background of the Portfolios' investment manager?
      (page 20)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.


DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.


EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.


INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.


INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.


MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.


PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.


PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.


PRICE/EARNINGS (P/E) RATIO

The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


PRINCIPAL

The amount of your own money you put into an investment.


SECURITIES

Stocks, bonds, and other investment vehicles.


TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.


VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.


YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                 [VANGUARD LOGO]

                                                          Institutional Division
                                                          Post Office Box 2900
                                                          Valley Forge, PA 19482

FOR PARTICIPANTS IN               FOR OTHER INSTITUTIONAL      ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS          INVESTORS                    VANGUARD MUTUAL FUND
                                  1-800-523-1036               EDUCATION AND INFORMATION
PARTICIPANT SERVICES CENTER       For information on Vanguard  CENTER
1-800-523-1188                    funds and services           World Wide Web
TEXT TELEPHONE:
1-800-523-8004                                                 www.vanguard.com

For information on the                                         E-mail
Vanguard funds in your plan,                                   online@vanguard.com
Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time


                                                     (C) 1998 Vanguard Marketing
                                                        Corporation, Distributor

                                                                           I040N

                                        VANGUARD INSTITUTIONAL
                                        INDEX FUND

                                        VANGUARD
                                        INDEX TRUST
Prospectus
April 20, 1998

VANGUARD INSTITUTIONAL
INDEX FUND

INSTITUTIONAL SHARES

INSTITUTIONAL PLUS SHARES

VANGUARD INDEX TRUST
INSTITUTIONAL SHARES OF

TOTAL STOCK MARKET
PORTFOLIO

EXTENDED MARKET
PORTFOLIO

MID CAPITALIZATION
STOCK PORTFOLIO

SMALL CAPITALIZATION
STOCK PORTFOLIO

VALUE PORTFOLIO

SMALL CAPITALIZATION
VALUE STOCK PORTFOLIO

GROWTH PORTFOLIO

SMALL CAPITALIZATION
GROWTH STOCK PORTFOLIO


This prospectus contains
financial data for the Fund
and the Trust through
the fiscal year ended
December 31, 1997.

                               [GRAPHIC OF SHIP]




                                                           [VANGUARD GROUP LOGO]

VANGUARD INSTITUTIONAL INDEX FUND                       Stock Index Mutual Funds
VANGUARD INDEX TRUST




CONTENTS

Fund Profile                                   1

Fund Expenses                                  5

Financial Highlights                           9

A Word About Risk                             15

The Funds' Objective                          15

Who Should Invest                             16

Investment Strategy                           17

Investment Policies                           22

Investment
Limitations                                   23

Investment
Performance                                   23

Share Price                                   25

Dividends, Capital
Gains, and Taxes                              25

The Funds and
Vanguard                                      26

Investment Adviser                            26

General Information                           27

Investing with
Vanguard                                      29

- For Plan
  Participants                                29

- For Other
  Institutional
  Investors                                   30

Accessing Fund
Information by
Computer                                      31

Prospectus Postscript                         32


Glossary                       Inside Back Cover



INVESTMENT OBJECTIVE AND POLICIES

The Vanguard index funds (the "Funds") offered in this prospectus are Vanguard Institutional Index Fund and eight Portfolios of Vanguard Index Trust.

   Vanguard Institutional Index Fund is an open-end investment company that seeks to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index.

   Vanguard Index Trust is an open-end investment company that includes eight* separate, diversified mutual fund portfolios: Total Stock Market, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998; the Value and Growth Portfolios did not begin issuing Institutional Shares until April 20, 1998. Each Trust Portfolio seeks to match, as closely as possible, the performance of a different stock market index. One index reflects the entire U.S. stock market; the seven other indexes focus on specific stock market segments. You can buy shares in any of the eight Portfolios that meet your investment needs; you do not have to buy shares in all eight.

   Long-term capital growth (and, for some Portfolios, dividend income) may be achieved as the Funds track their respective indexes.

   You should note that none of the Funds' shares are guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Funds.

FEES AND EXPENSES

The Funds are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratios of the Funds.


   Five Portfolios charge a fee on purchases: 0.25% for the Extended Market and Mid Capitalization Stock Portfolios, 0.50% for the Small Capitalization Stock Portfolio, and 1.00% for the Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios (fees apply to both Institutional Shares and Investor Shares).



ADDITIONAL INFORMATION ABOUT THE FUNDS

Statements of Additional Information (dated April 20, 1998) containing more information about the Funds are, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).


*The 500 Portfolio of Vanguard Index Trust is not included in this prospectus since it does not offer Institutional Shares.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IMPORTANT NOTE

Vanguard Institutional Index Fund offers two separate classes of shares:
Institutional and Institutional Plus. The Institutional Shares are designed for investors who meet the investment minimum of $10 million and generally do not require special employee benefit plan services. The Institutional Plus Shares are designed for investors who meet the investment minimum of $200 million and generally do not require special employee benefit plan services.


   Each Portfolio of Vanguard Index Trust also offers two separate classes of shares: Institutional and Investor. This prospectus is intended for investors who qualify for Institutional Shares, which have an investment minimum of $10 million and generally do not require special employee benefit services. Each Portfolio also offers Investor Shares, which have an investment minimum of $3,000 and are offered by a separate prospectus--one for individual investors, and one for institutional clients and participants are employee-sponsored retirement plans (you can obtain a copy of this prospectus by calling Vanguard). Certain information on Vanguard Index Trust's Investor Shares is also included in this prospectus.


   Note that the Fund's and the Portfolios' separate share classes have different expenses; as a result, their investment performance will vary.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of Vanguard Institutional Index Fund and of each Portfolio of Vanguard Index Trust. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you decide whether the Funds are the right investment for you. We suggest that you keep it for future reference.


                                               Vanguard Institutional Index Fund
                                                            Vanguard Index Trust

FUND PROFILE

WHO SHOULD INVEST (page 16)

- Investors looking for a simple way to match the performance of a specific stock market index.

- Investors seeking a stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term -- at least five years.

WHO SHOULD NOT INVEST

-        Investors unwilling to accept significant fluctuations in share price.

-        Investors hoping to beat the stock market.


RISKS OF THE FUNDS (pages 15-22)


The total returns of the Funds will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Funds are subject to market risk (the chance that stock prices in general will fall, sometimes suddenly and sharply) and objective risk (the chance that a specific segment of the stock market will not perform as well as the overall market). More detailed information about risk -- including risks specific to each Fund --is provided beginning on page 15.

DIVIDENDS AND CAPITAL GAINS (page 25)

Vanguard Institutional Index Fund and three of Vanguard Index Trust's Portfolios -- the Total Stock Market, Value, and Growth Portfolios -- pay dividends in March, June, September, and December. The Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios pay dividends in December. The Funds pay capital gains, if any, in December.

INVESTMENT ADVISER (page 26)

Vanguard Core Management Group, Valley Forge, Pa., manages the Funds.

                                               Vanguard Institutional Index Fund
                                                            Vanguard Index Trust

FUND PROFILE (continued)

AVERAGE ANNUAL TOTAL RETURNS --
INSTITUTIONAL SHARES
PERIODS ENDED DECEMBER 31, 1997


                                    1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Institutional Index Fund --
Institutional Shares                 33.4%      20.3%       17.6%*

S&P 500 Index                        33.4       20.3        17.6*

Institutional Index Fund --
Institutional Plus Shares             7.3%*       --          --

S&P 500 Index                         7.3

Total Stock Market                    8.6%*       --          --

Wilshire 5000 Index                   8.9%*       --          --

Extended Market**                   11.8%*        --          --

Wilshire 4500 Index                 12.1*         --          --

SmallCap Stock**                    11.4%*        --          --

Russell 2000 Index                  11.1*         --          --
--------------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until April 20, 1998.

*Since inception; see pages 2 and 3.

**Does not include transaction fee; see pages 2 and 3.


AVERAGE ANNUAL TOTAL RETURNS --
INVESTOR SHARES
PERIODS ENDED DECEMBER 31, 1997


                                   1 YEAR       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Total Stock Market                  31.0%         18.9%         18.5%*

Wilshire 5000 Index                 31.4          19.3          18.9*

Extended Market**                   26.7%         17.5%         16.4%

Wilshire 4500 Index                 25.7          17.0          16.3

SmallCap Stock**                    24.6%         17.5%         15.8%

Russell 2000 Index                  22.4          16.4          15.8

Value                               29.8%         20.5%         20.7%*

S&P/BARRA Value Index               30.0          20.7          20.9*

Growth                              36.3%         19.5%         19.5%*

S&P/BARRA Growth Index              36.5          19.6          19.8*
--------------------------------------------------------------------------------


Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.


*Since inception; see page 4.



**Does not include transaction fee; see page 4.


IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS BEFORE ADJUSTING FOR INFLATION WERE RELATIVELY HIGH DURING THE PERIODS SHOWN. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


INSTITUTIONAL INDEX FUND

---------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL       INSTITUTIONAL
                                                                   SHARES            PLUS SHARES
---------------------------------------------------------------------------------------------------
INCEPTION DATE:                                                   7/31/1990           7/7/1997
NET ASSETS AS OF 12/31/1997:                                       $15.3 billion        $3.50 billion
PORTFOLIO EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997:              0.06%               0.025%**
TRANSACTION FEE ON PURCHASES:                                       None*               None*
NEWSPAPER ABBREVIATION:                                            InstIdx            InstPlus
VANGUARD FUND NUMBER:                                                094                 854
CUSIP NUMBER:                                                     922040100           922040209
QUOTRON SYMBOL:                                                    VINIX.Q             VIIIX.Q


*Vanguard Institutional Index Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.

** Annualized

                                               Vanguard Institutional Index Fund
                                                            Vanguard Index Trust
FUND PROFILE (continued)

INDEX TRUST -- INSTITUTIONAL SHARES



-------------------------------------------------------------------------------------------------
                                               TOTAL STOCK          EXTENDED           MIDCAP
                                                 MARKET              MARKET             STOCK
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                                 7/7/1997            7/7/1997          4/20/1998
NET ASSETS AS OF 12/31/1997:                  $1.5 billion        $415 million          None
PORTFOLIO EXPENSE RATIO FOR THE
   YEAR ENDED 12/31/1997 (Annualized):            0.10%               0.10%              N/A
TRANSACTION FEE ON PURCHASES:                     None*               0.25%             0.25%
NEWSPAPER ABBREVIATION:                         TotStIst            ExtndIst          MidCapIst
VANGUARD FUND NUMBER:                              855                 856               864
CUSIP NUMBER:                                   922908801           922908884         922908835
QUOTRON SYMBOL:                                  VITSX.Q             VIEIX.Q             N/A
-------------------------------------------------------------------------------------------------


*The Total Stock Market Portfolio -- Institutional Shares reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.


-------------------------------------------------------------------------------------------------
                                              SMALLCAP                                SMALLCAP
                                                STOCK               VALUE               VALUE
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                               7/7/1997            4/20/1998           4/20/1998
NET ASSETS AS OF 12/31/1997:                $137 million            None                None
PORTFOLIO EXPENSE RATIO FOR THE
   YEAR ENDED 12/31/1997 (Annualized):          0.12%                N/A                 N/A
TRANSACTION FEE ON PURCHASES:                   0.50%                None                1.00%
NEWSPAPER ABBREVIATION:                       SmCapIst             ValIst             SmValIst
VANGUARD FUND NUMBER:                            857                 867                 865
CUSIP NUMBER:                                 922908876           922908850           922908785
QUOTRON SYMBOL:                                VSCIX.Q               N/A                 N/A
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                                                      SMALLCAP
                                                                   GROWTH              GROWTH
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                                                   4/20/1998           4/20/1998
NET ASSETS AS OF 12/31/1997:                                        None                None
PORTFOLIO EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997:              N/A                 N/A
TRANSACTION FEE ON PURCHASES:                                       None                1.00%
NEWSPAPER ABBREVIATION:                                            GroIst             SmGroIst
VANGUARD FUND NUMBER:                                                868                 866
CUSIP NUMBER:                                                     922908868           922908819
QUOTRON SYMBOL:                                                      N/A                 N/A
-------------------------------------------------------------------------------------------------

                                               Vanguard Institutional Index Fund
                                                            Vanguard Index Trust

FUND PROFILE (continued)

INDEX TRUST -- INVESTOR SHARES


-------------------------------------------------------------------------------------------------
                                             TOTAL STOCK          EXTENDED             MIDCAP
                                               MARKET              MARKET               STOCK
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                               4/27/1992          12/21/1987           4/20/1998
NET ASSETS AS OF 12/31/1997:                $5.1 billion       $2.7 billion            None
PORTFOLIO EXPENSE RATIO FOR THE
   YEAR ENDED 12/31/1997:                       0.20%               0.23%                N/A
TRANSACTION FEE ON PURCHASES:                   None                0.25%               0.25%
NEWSPAPER ABBREVIATION:                         TotSt               Extnd              MidCap
VANGUARD FUND NUMBER:                            085                 098                 859
CUSIP NUMBER:                                 922908306           922908207           922908843
QUOTRON SYMBOL:                                VTSMX.Q             VEXMX.Q               N/A
-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                                              SMALLCAP                                SMALLCAP
                                                STOCK               VALUE               VALUE
-------------------------------------------------------------------------------------------------
INCEPTION DATE:                               10/3/1960           11/2/1992           4/20/1998
NET ASSETS AS OF 12/31/1997:                $2.7 billion        $1.8 billion            None
PORTFOLIO EXPENSE RATIO FOR THE
   YEAR ENDED 12/31/1997:                       0.23%               0.20%                N/A
TRANSACTION FEE ON PURCHASES:                   0.50%                None                1.00%
NEWSPAPER ABBREVIATION:                           0                 Value              SmValue
VANGUARD FUND NUMBER:                            048                 006                 860
CUSIP NUMBER:                                 922908702           922908405           922908793
QUOTRON SYMBOL:                                NAESX.Q             VIVAX.Q               N/A
-------------------------------------------------------------------------------------------------





                                                                                      SMALLCAP
                                                                   GROWTH              GROWTH
------------------------------------------------------------------------------------------------
INCEPTION DATE:                                                   11/2/1997           4/20/1998
NET ASSETS AS OF 12/31/1997:                                    $2.4 billion            None
PORTFOLIO EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997:              0.20%                N/A
TRANSACTION FEE ON PURCHASES:                                       None                1.00%
NEWSPAPER ABBREVIATION:                                            Growth             SmGrowth
VANGUARD FUND NUMBER:                                                009                 861
CUSIP NUMBER:                                                     922908504           922908827
QUOTRON SYMBOL:                                                    VIGRX.Q               N/A
------------------------------------------------------------------------------------------------

FUND EXPENSES

The examples below are designed to help you understand the costs you would bear as an investor in the Funds.

SHAREHOLDER TRANSACTION EXPENSES AND FEES
INSTITUTIONAL INDEX FUND*

Sales Load Imposed on Purchases:                            None
Transaction Fee on Purchases:                               None**
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

*  Applies to both Institutional Shares and Institutional Plus Shares.

** Vanguard Institutional Index Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.

INDEX TRUST*

Sales Load Imposed on Purchases:                            None
Transaction Fee on Purchases:**
   Extended Market Portfolio:                              0.25%
   Mid Capitalization Stock Portfolio:                     0.25%
   Small Capitalization Stock Portfolio:                   0.50%
   Small Capitalization Value Stock Portfolio:             1.00%
   Small Capitalization Growth Stock Portfolio:            1.00%
   Total Stock Market,*** Value, and Growth Portfolios:     None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

*   Applies to both Institutional Shares and Investor Shares.

** The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

*** The Total Stock Market Portfolio (Institutional Shares) reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.


    The next tables illustrate the expenses that you are expected to incur, outside of transaction and maintenance fees, as a shareholder in any of the Funds. These expenses are deducted from the Funds' income before it is paid to you. Expenses include investment advisory fees as well as fees for administering the Funds, providing services, and other activities. The expenses for Vanguard Institutional Index Fund; the Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios; and the Investor Shares of the Value Portfolio and the Growth Portfolio, as shown in the tables, are based upon those incurred in the fiscal year ended December 31, 1997. The expenses shown for the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios (Institutional and Investor Shares), as well as for the Institutional Shares of the Value Portfolio and the Growth Portfolio, are estimates for their first full year of operations.


                                PLAIN TALK ABOUT
                                 VANGUARD'S FEES

Some of Vanguard's index portfolios charge a transaction fee on purchases of portfolio shares to offset the higher costs of trading certain securities, particularly small-company and international stocks. The transaction fee ensures that these higher costs are borne by the investors making the transactions -- and not by shareholders already in the portfolio.

   At Vanguard, all fees are paid directly to the portfolio itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative). Without transaction fees, an index portfolio would have trouble tracking its target index.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For instance, the Institutional Index Fund's (Institutional Shares) expense ratio in fiscal year 1997 was 0.06%, or $0.60 per $1,000 of average net assets. The average equity index fund had expenses in 1997 of 0.33%, or $3.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND OPERATING EXPENSES
INSTITUTIONAL INDEX FUND


--------------------------------------------------------------------------------
                                                INSTITUTIONAL   INSTITUTIONAL
                                                   SHARES        PLUS SHARES
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:                            0.06%          .025%
Investment Advisory Expenses:                          None           None
12b-1 Marketing Fees                                   None           None
Other Expenses
   Marketing and Distribution Expenses:         0.00%          0.00%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                  0.00%          0.00%
                                                ----           ----
Total Other Expenses:                                  0.00%          0.00%
                                                       ----           ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):           0.06%          .025%
                                                       ====           ====


INDEX TRUST -- INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
                                      TOTAL STOCK   EXTENDED      MIDCAP
                                         MARKET      MARKET        STOCK
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:                 0.08%        0.08%        0.09%
Investment Advisory Expenses:               None         None         None
12b-1 Marketing Fees:                       None         None         None
Other Expenses
   Marketing and Distribution
      Expenses:                     0.02%          0.02%       0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):      0.00%          0.00%       0.01%
                                    ----           ----        ----
Total Other Expenses:                       0.02%        0.02%        0.03%
                                            ----         ----         ----
   TOTAL OPERATING EXPENSES:
      (EXPENSE RATIO):                      0.10%        0.10%        0.12%
                                            ====         ====         ====


--------------------------------------------------------------------------------
                                        SMALLCAP                  SMALLCAP
                                          STOCK        VALUE        VALUE
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:                0.10%        0.08%        0.09%
Investment Advisory Expenses:              None         None         None
12b-1 Marketing Fees:                      None         None         None
Other Expenses
   Marketing and Distribution
      Expenses:                      0.02%        0.02%        0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):       0.00%        0.02%        0.01%
                                     ----         ----         ----
Total Other Expenses:                      0.02%        0.04%        0.03%
                                           ----         ----         ----
   TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                     0.12%        0.12%        0.12%
                                           ====         ====         ====

---------------------------------------------------------------------------------
                                                                 SMALLCAP
                                                   GROWTH         GROWTH
---------------------------------------------------------------------------------
Management and
   Administrative Expenses:                             0.08%           0.09%
Investment Advisory Expenses:                           None            None
12b-1 Marketing Fees:                                   None            None
Other Expenses
   Marketing and Distribution Expenses:       0.02%             0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                0.02%             0.01%
                                              ----              ----

Total Other Expenses:                                   0.04%           0.03%
                                                        ----            ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):            0.12%           0.12%
                                                        ====            ====


INDEX TRUST -- INVESTOR SHARES

--------------------------------------------------------------------------------
                                   TOTAL STOCK      EXTENDED       MIDCAP
                                      MARKET         MARKET        STOCK
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:                0.17%          0.20%         0.22%
Investment Advisory Expenses:              None           None          None
12b-1 Marketing Fees:                      None           None          None
Other Expenses
   Marketing and Distribution
      Expenses:                     0.03%         0.02%          0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):      0.00%         0.01%          0.01%
                                    ----          ----           ----
Total Other Expenses:                      0.03%          0.03%         0.03%
   TOTAL OPERATING EXPENSES                ----           ----          ----
      (EXPENSE RATIO):                     0.20%          0.23%         0.25%
                                           ====           ====          ====


--------------------------------------------------------------------------------
                                     SMALLCAP                      SMALLCAP
                                       STOCK         VALUE           VALUE
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:                0.20%         0.17%           0.22%
Investment Advisory Expenses:              None          None            None
12b-1 Marketing Fees:                      None          None            None
Other Expenses
   Marketing and Distribution
      Expenses:                    0.02%          0.02%          0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):     0.01%          0.01%          0.01%
                                   ----           ----           ----
Total Other Expenses:                      0.03%         0.03%           0.03%
                                           ----          ----            ----
   TOTAL OPERATING EXPENSES
      (EXPENSE RATIO):                     0.23%         0.20%           0.25%
                                           ====          ====            ====

--------------------------------------------------------------------------------
                                                                SMALLCAP
                                                 GROWTH          GROWTH
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:                           0.17%           0.22%
Investment Advisory Expenses:                         None            None
12b-1 Marketing Fees:                                 None            None
Other Expenses
   Marketing and Distribution Expenses:       0.02%           0.02%
   Miscellaneous Expenses
      (e.g., Taxes, Auditing):                0.01%           0.01%
                                              ----            ----
Total Other Expenses:                                 0.03%           0.03%
                                                      ----            ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):          0.20%           0.25%
                                                      ====            ====


   The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment in a Fund over various periods. These examples assume that (1) the Fund provides a return of 5% a year, and (2) you redeem your investment at the end of each period.


INSTITUTIONAL INDEX FUND



--------------------------------------------------------------------------------
                                        1 YEAR     3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Institutional Shares                      $1         $2         $3         $8
Institutional Plus Shares                  0          1          1          3
--------------------------------------------------------------------------------


INDEX TRUST -- INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Total Stock Market                       $ 1        $ 3        $ 6        $13
Extended Market                            4          6          8         15
MidCap Stock                               4          6          9         18
SmallCap Stock                             6          9         12         20
Value                                      1          4          7         15
SmallCap Value Stock                      11         14         17         25
Growth                                     1          4          7         15
SmallCap Growth Stock                     11         14         17         25


INDEX TRUST -- INVESTOR SHARES

--------------------------------------------------------------------------------
                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Total Stock Market                      $ 2        $ 6        $11        $26
Extended Market                           5         10         15         32
MidCap Stock                              5         11         17         34
SmallCap Stock                            7         12         18         34
Value                                     2          6         11         26
SmallCap Value Stock                     13         18         24         42
Growth                                    2          6         11         26
SmallCap Growth Stock                    13         18         24         42

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding of Vanguard Institutional Index Fund (Institutional Shares and Institutional Plus Shares), as well as an Institutional Share outstanding of the Total Stock Market, Extended Market, and Small Capitalization Stock Market Portfolios* for each of the last ten years ended December 31, 1997 (or each year since the Fund's or Portfolio's inception date). The tables also show the results for an Investor Share outstanding of the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios** for each of the last ten years ended December 31, 1997 (or each year since the Portfolio's inception date). The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the financial statements and accompanying notes of the Funds, which appear, along with the audit reports from Price Waterhouse, in the Funds' most recent annual reports to shareholders. The annual reports are incorporated by reference in the Statements of Additional Information and in this prospectus, and contain a more complete discussion of the Funds' performance. You may have the reports sent to you without charge by contacting Vanguard (see back cover).

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Institutional Index Fund - Institutional Shares as an example. The Fund began fiscal 1997 with a net asset value (price) of $68.86 per share. During the year, the Fund earned $1.391 per share from investment income (interest and dividends) and $21.415 per share from investments that had appreciated in value or were sold for a price higher than the Fund paid for them. This resulted in total earnings of $22.806 per share. Of those earnings, $2.106 per share was returned to shareholders in distributions ($1.391 in dividends, $.715 in capital gains). The earnings ($22.806 per share) less distributions ($2.106 per share) resulted in a share price of $89.56 at the end of the fiscal year, an increase of $20.70 per share (from $68.86 at the start of the period to $89.56 at the end of the period). Assuming the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 33.36% for the year.

  As of December 31, 1997, the Fund had $15.3 billion in net assets; an expense ratio of 0.06% ($0.60 per $1,000 of net assets); and net investment income amounting to 1.77% of its average net assets. It sold and replaced securities valued at 7% of its total net assets.

------------------------------------------------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL INDEX FUND - - INSTITUTIONAL SHARES
                                                 -----------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------  7/31/1990* -
                                                   1997       1996       1995      1994      1993      1992     1991    12/31/1990
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  68.86   $  57.93   $ 43.22   $ 44.20   $ 41.45   $ 39.91   $ 31.62   $ 34.10
                                                 -----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              1.391       1.38      1.28      1.23      1.20      1.17      1.16       .52
 Net Realized and Unrealized
  Gain (Loss) on Investments                       21.415      11.90     14.86      (.66)     2.92      1.79      8.35     (2.48)
                                                 -----------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                  22.80     613.28     16.14       .57      4.12      2.96      9.51     (1.96)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income               (1.391)     (1.36)    (1.27)    (1.21)    (1.19)    (1.17)    (1.16)     (.52)
Distributions from Realized Capital Gains           (.715)      (.99)     (.16)     (.34)     (.18)     (.25)     (.06)       --
                                                 -----------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                              (2.106)     (2.35)    (1.43)    (1.55)    (1.37)    (1.42)    (1.22)     (.52)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  89.56   $  68.86   $ 57.93   $ 43.22   $ 44.20   $ 41.45   $ 39.91   $ 31.62
====================================================================================================================================
TOTAL RETURN                                        33.36%     23.06%    37.60%     1.31%    10.02%     7.54%    30.34%    (5.74)%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)             $ 15,348   $ 11,426   $ 6,674   $ 3,265   $ 3,103   $ 1,525   $ 1,069   $   512
Ratio of Total Expenses to Average Net Assets        0.06%      0.06%     0.06%     0.07%     0.07%     0.07%     0.08%     0.09%**
Ratio of Net Investment Income to
 Average Net Assets                                  1.77%      2.18%     2.49%     2.80%     2.72%     2.94%     3.15%     3.98%**
Portfolio Turnover Rate                                 7%+        9%+       4%+      23%+       4%+       9%+       4%        2%
Average Commission Rate Paid                     $  .0166   $  .0167       N/A       N/A       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------

 * Inception date.
** Annualized.
 + Portfolio turnover rates excluding in-kind redemptions were 6%, 9%, 4%, 19%,
   3%, and 6%, respectively.
--------------------------------------------------------------------------------

* The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998; the Value and Growth Portfolios did not begin issuing Institutional Shares until April 20, 1998.

**The Mid Capitalization Stock, Small Capitalization Value Stock, and Small
  Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.

--------------------------------------------------------------------------------
                           INSTITUTIONAL INDEX FUND -- INSTITUTIONAL PLUS SHARES
                           -----------------------------------------------------
                                                                  7/7/1997* -
                                                                  12/31/1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     84.91
                                                                 -----------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .681
 Net Realized and Unrealized Gain (Loss) on Investments                5.455
                                                                 -----------
  TOTAL FROM INVESTMENT OPERATIONS                                     6.136
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.866)
 Distributions from Realized Capital Gains                             (.620)
                                                                 -----------
  TOTAL DISTRIBUTIONS                                                 (1.486)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     89.56
================================================================================
TOTAL RETURN                                                            7.29%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                             $     3,488
Ratio of Total Expenses to Average Net Assets                          0.025%**
Ratio of Net Investment Income to Average Net Assets                    1.72%**
Portfolio Turnover Rate                                                    7%+
Average Commission Rate Paid                                     $     .0166
--------------------------------------------------------------------------------

 * Inception Date.
** Annualized.
 + Portfolio turnover rate excluding in-kind redemptions was 6%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TOTAL STOCK MARKET PORTFOLIO -- INSTITUTIONAL SHARES
                            ----------------------------------------------------
                                                                 7/7/1997* -
                                                                 12/31/1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     21.27
                                                                 -----------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .172
 Net Realized and Unrealized Gain (Loss) on Investments                1.642
                                                                 -----------
  TOTAL FROM INVESTMENT OPERATIONS                                     1.814
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.214)
 Distributions from Realized Capital Gains                             (.230)
                                                                 -----------
  TOTAL DISTRIBUTIONS                                                  (.444)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     22.64
================================================================================
TOTAL RETURN                                                            8.60%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                             $     1,504
Ratio of Total Expenses to Average Net Assets                           0.10%**
Ratio of Net Investment Income to Average Net Assets                    1.70%**
Portfolio Turnover Rate                                                    2%
Average Commission Rate Paid                                     $        .0
--------------------------------------------------------------------------------

 * Inception Date.
** Annualized.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EXTENDED MARKET PORTFOLIO -- INSTITUTIONAL SHARES
                               -------------------------------------------------
                                                                 7/7/1997* -
                                                                 12/31/1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     29.28
                                                                 -----------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .200
 Net Realized and Unrealized Gain (Loss) on Investments                3.191
                                                                 -----------
  TOTAL FROM INVESTMENT OPERATIONS                                     3.391
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.371)
 Distributions from Realized Capital Gains                            (1.540)
                                                                 -----------
  TOTAL DISTRIBUTIONS                                                 (1.911)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     30.76
================================================================================
TOTAL RETURN**                                                         11.82%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                             $       415
Ratio of Total Expenses to Average Net Assets                           0.10%+
Ratio of Net Investment Income to Average Net Assets                    1.43%+
Portfolio Turnover Rate                                                   15%++
Average Commission Rate Paid                                     $     .0228
--------------------------------------------------------------------------------

 * Inception date.
** Total return figures do not reflect transaction fees on purchases (0.5% until
   November 3, 1997; 0.25% thereafter).
 + Annualized.
++ Portfolio turnover rate excluding in-kind redemptions was 14%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SMALL CAPITALIZATION STOCK PORTFOLIO -- INSTITUTIONAL SHARES
                    ------------------------------------------------------------
                                                                 7/7/1997* -
                                                                 12/31/1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     22.56
                                                                 -----------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .158
 Net Realized and Unrealized Gain (Loss) on Investments                2.370
                                                                 -----------
  TOTAL FROM INVESTMENT OPERATIONS                                     2.528
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.288)
 Distributions from Realized Capital Gains                            (1.050)
                                                                 -----------
  TOTAL DISTRIBUTIONS                                                 (1.338)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     23.75
================================================================================
TOTAL RETURN**                                                         11.42%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                             $       137
Ratio of Total Expenses to Average Net Assets                           0.12%+
Ratio of Net Investment Income to Average Net Assets                    1.52%+
Portfolio Turnover Rate                                                   29%
Average Commission Rate Paid                                     $     .0226
--------------------------------------------------------------------------------

 * Inception date.
** Total return figures do not reflect the 0.5% transaction fee on purchases.
 + Annualized.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL STOCK MARKET PORTFOLIO -- INVESTOR SHARES
                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------  3/16/1992*-
                                                            1997        1996       1995       1994       1993    12/31/1992
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 17.77    $ 15.04    $ 11.37    $ 11.69    $ 10.84    $ 10.00
                                                           ----------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .319        .29        .29        .27        .26        .23
 Net Realized and Unrealized Gain (Loss) on Investments      5.143       2.84       3.75       (.29)       .88        .84
                                                           ----------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                           5.462       3.13       4.04       (.02)      1.14       1.07
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.322)      (.29)      (.28)      (.27)      (.26)      (.23)
 Distributions from Realized Capital Gains                   (.270)      (.11)      (.09)      (.03)      (.03)        --
                                                           ----------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                        (.592)      (.40)      (.37)      (.30)      (.29)      (.23)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 22.64    $ 17.77    $ 15.04    $ 11.37    $ 11.69    $ 10.84
===========================================================================================================================
TOTAL RETURN**                                               30.99%     20.96%     35.79%     -0.17%     10.62%     10.41%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       $ 5,092    $ 3,531    $ 1,571    $   786    $   512    $   275
Ratio of Total Expenses to Average
 Net Assets                                                   0.20%      0.22%      0.25%      0.20%      0.20%      0.21%+
Ratio of Net Investment Income to
 Average Net Assets                                           1.65%      1.86%      2.14%      2.35%      2.31%      2.42%+
Portfolio Turnover Rate                                          2%         3%         3%         2%         1%         3%
Average Commission Rate Paid                               $ .0177    $ .0216        N/A        N/A        N/A        N/A
---------------------------------------------------------------------------------------------------------------------------

 * Inception date.
** Total return figures do not reflect the 0.25% transaction fee on purchases through 1995 or the annual account maintenance fee of $10. Subscription period for the Portfolio was March 16 to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement began April 27, 1992.
 + Annualized.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                        EXTENDED MARKET PORTFOLIO -- INVESTOR SHARES
                                          ----------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                            1997        1996       1995      1994      1993      1992      1991       1990
                                          ----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                      $  26.20     $ 24.07   $ 18.52   $ 19.43   $ 17.35   $ 15.82   $ 11.48   $  13.92
                                          ----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .351         .34       .30       .28       .23       .24       .25        .30
                                          ----------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)
  on Investments                             6.479        3.85      5.95      (.62)     2.28      1.72      4.54      (2.25)
                                          ----------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS           6.830        4.19      6.25      (.34)     2.51      1.96      4.79      (1.95)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.360)       (.34)     (.30)     (.28)     (.23)     (.25)     (.25)      (.33)
  Distributions from Realized
  Capital Gains                             (1.910)      (1.72)     (.40)     (.29)     (.20)     (.18)     (.20)      (.16)
                                          ----------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                       (2.270)      (2.06)     (.70)     (.57)     (.43)     (.43)     (.45)      (.49)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  30.76     $ 26.20   $ 24.07   $ 18.52   $ 19.43   $ 17.35   $ 15.82   $  11.48
============================================================================================================================
TOTAL RETURN*                                26.73%      17.65%    33.80%    -1.76%    14.49%    12.47%    41.85%    -14.05%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)      $  2,723     $ 2,099   $ 1,523   $   967   $   928   $   585   $   372   $    179
Ratio of Total Expenses to
 Average Net Assets                           0.23%       0.25%     0.25%     0.20%     0.20%     0.20%     0.19%      0.23%
Ratio of Net Investment Income to
 Average Net Assets                           1.30%       1.42%     1.51%     1.51%     1.48%     1.73%     2.14%      2.68%
Portfolio Turnover Rate                         15%**       22%       15%       19%       13%        9%       11%         9%
Average Commission Rate Paid              $  .0228     $ .0235       N/A       N/A       N/A       N/A       N/A        N/A
----------------------------------------------------------------------------------------------------------------------------

                                                EXTENDED MARKET PORTFOLIO -- INVESTOR SHARES
                                                           ---------------------
                                                          YEAR ENDED DECEMBER 31,
                                                           ---------------------

                                                             1989      1988
                                                           ---------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                                       $ 11.60   $  9.99
                                                           ---------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .26       .34
                                                           ---------------------
 Net Realized and Unrealized Gain (Loss)
  on Investments                                              2.52      1.63
                                                           ---------------------
  TOTAL FROM INVESTMENT OPERATIONS                            2.78      1.97
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.23)     (.20)
  Distributions from Realized
  Capital Gains                                               (.23)     (.16)
                                                           ---------------------
  TOTAL DISTRIBUTIONS                                         (.46)     (.36)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 13.92   $ 11.60
================================================================================
TOTAL RETURN*                                                24.10%    19.75%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       $   147   $    35
Ratio of Total Expenses to
 Average Net Assets                                           0.23%     0.24%
Ratio of Net Investment Income to
 Average Net Assets                                           2.92%     2.90%
Portfolio Turnover Rate                                         14%       26%
Average Commission Rate Paid                                   N/A       N/A
--------------------------------------------------------------------------------

* Total return figures do not reflect transaction fees on purchases (0.5% in 1995, 1996, and the 1997 period; 1% in 1992 through 1994) or the annual account maintenance fee of $10. (Note: The transaction fee on purchases was reduced to 0.25% as of November 3, 1997.)
** Portfolio turnover rate excluding in-kind redemptions was 14%.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                          SMALL CAPITALIZATION STOCK PORTFOLIO -- INVESTOR SHARES*
                                ---------------------------------------------------------------------------------------------
                                         YEAR ENDED
                                         DECEMBER 31,                                        YEAR ENDED SEPTEMBER 30,
                                ----------------------------  2/1/1994-   10/1/1993-  ---------------------------------------
                                  1997       1996      1995   12/31/1994  1/31/1994    1993      1992      1991       1990++
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD           $  20.23   $ 18.61   $ 14.99   $ 16.24     $ 16.23    $ 12.63   $ 12.03   $  8.55   $  11.88
                                ---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income             .277       .26       .24       .20         .05         20       .19       .20        .17
  Net Realized and Unrealized
   Gain (Loss) on Investments      4.632      3.07      4.06      (.86)        .96       3.73       .88      3.60      (3.46)
                                ---------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT
    OPERATIONS                     4.909      3.33      4.30      (.66)       1.01       3.93      1.07      3.80      (3.29)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
   Investment Income               (.274)     (.27)     (.23)     (.22)       (.18)      (.18)     (.18)     (.18)      (.04)
  Distributions from
   Realized Capital Gains         (1.115)    (1.44)     (.45)     (.37)       (.82)      (.15)     (.29)     (.14)        --
                                ---------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS            (1.389)    (1.71)     (.68)     (.59)      (1.00)      (.33)     (.47)     (.32)      (.04)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  23.75   $ 20.23   $ 18.61   $ 14.99     $ 16.24    $ 16.23   $ 12.63   $ 12.03   $   8.55
=============================================================================================================================
TOTAL RETURN*                      24.59%    18.12%    28.74%    -4.00%       6.65%     31.60%     9.34%    45.91%    -27.73%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)                    $  2,652   $ 1,713   $   971   $   605     $   533    $   432   $   202   $   111   $     40
Ratio of Total Expenses to
  Average Net Assets                0.23%     0.25%     0.25%     0.17%+      0.18%+     0.18%     0.18%     0.21%      0.31%
Ratio of Net Investment Income
   to Average Net Assets            1.38%     1.51%     1.58%     1.50%+      1.16%+     1.47%     1.65%     2.11%      1.91%
Portfolio Turnover Rate               29%       28%       28%       25%+         5%+       26%       26%       33%        40%
Average Commission Rate Paid    $  .0226   $ .0245       N/A       N/A         N/A        N/A       N/A       N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------

                                       SMALL CAPITALIZATION STOCK PORTFOLIO -- INVESTOR SHARES*
                                                        ------------------------

                                                        YEAR ENDED SEPTEMBER 30,
                                                        ------------------------
                                                           1989          1988
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                     $ 11.96      $  15.73
                                                        ------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .10           .03
  Net Realized and Unrealized
   Gain (Loss) on Investments                                2.13         (2.59)
                                                        ------------------------
   TOTAL FROM INVESTMENT
    OPERATIONS                                               2.23         (2.56)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
   Investment Income                                         (.14)           --
  Distributions from
   Realized Capital Gains                                   (2.17)        (1.21)
                                                        ------------------------
   TOTAL DISTRIBUTIONS                                      (2.31)        (1.21)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 11.88      $  11.96
================================================================================
TOTAL RETURN*                                               18.83%       -14.30%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)                                              $    20      $     27
Ratio of Total Expenses to
  Average Net Assets                                         1.00%         0.95%
Ratio of Net Investment Income
   to Average Net Assets                                     0.65%         0.24%
Portfolio Turnover Rate                                       160%           68%
Average Commission Rate Paid                                  N/A           N/A
--------------------------------------------------------------------------------

 * Returns prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.
** Total return figures do not reflect transaction fees on purchases (0.5% in
   1997, 1.0% in 1994 through 1996) or the annual account maintenance fee of
   $10.
 + Annualized.
++ Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                VALUE PORTFOLIO -- INVESTOR SHARES
                                                             -----------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------  11/2/1992*-
                                                               1997        1996        1995        1994        1993    12/31/1992
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 17.02     $ 14.79     $ 11.12     $ 11.74     $ 10.30     $ 10.00
                                                             -----------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .38         .37         .41         .38         .38         .07
  Net Realized and Unrealized Gain (Loss) on Investments        4.57        2.81        3.66        (.46)       1.50         .30
                                                             -----------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                             4.95        3.18        4.07        (.08)       1.88         .37
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.37)       (.38)       (.40)       (.38)       (.38)       (.07)
  Distributions from Realized Capital Gains                     (.75)       (.57)         --        (.16)       (.06)         --
                                                             -----------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                         (1.12)       (.95)       (.40)       (.54)       (.44)       (.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 20.85     $ 17.02     $ 14.79     $ 11.12     $ 11.74     $ 10.30
====================================================================================================================================
TOTAL RETURN+                                                  29.77%      21.86%      36.94%      -0.73%      18.35%       3.70%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                         $ 1,796     $ 1,016     $   496     $   297     $   190     $    24
Ratio of Total Expenses to Average Net Assets                   0.20%       0.20%       0.20%       0.20%       0.20%          0%**
Ratio of Net Investment Income to Average Net Assets            2.05%       2.54%       3.06%       3.37%       3.26%       3.46%**
Portfolio Turnover Rate                                           25%         29%         27%         32%         30%          4%
Average Commission Rate Paid                                 $ .0149     $ .0188         N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

** Inception date.
** Annualized.
 + Total return figures do not reflect the annual maintenance fee of $10.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 GROWTH PORTFOLIO -- INVESTOR SHARES
                                                             -----------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------    11/2/1992*-
                                                               1997        1996        1995        1994        1993      12/31/1992
                                                             -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 16.90     $ 13.97     $ 10.28     $ 10.20     $ 10.26     $ 10.00
                                                             -----------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .23         .22         .21         .21         .21         .06
  Net Realized and Unrealized Gain (Loss) on Investments        5.88        3.07        3.68         .08        (.06)        .26
                                                             -----------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                             6.11        3.29        3.89         .29         .15         .32
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.23)       (.22)       (.20)       (.21)       (.21)       (.06)
  Distributions from Realized Capital Gains                     (.25)       (.14)         --          --          --          --
                                                             -----------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                          (.48)       (.36)       (.20)       (.21)       (.21)       (.06)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 22.53     $ 16.90     $ 13.97     $ 10.28     $ 10.20     $ 10.26
====================================================================================================================================
TOTAL RETURN+                                                  36.34%      23.74%      38.06%       2.89%       1.53%       3.19%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                         $ 2,365     $   787     $   271     $    86     $    51     $    21
Ratio of Total Expenses to Average Net Assets                   0.20%       0.20%       0.20%       0.20%       0.20%          0%**
Ratio of Net Investment Income to Average Net Assets            1.19%       1.57%       1.71%       2.08%       2.10%       2.85%**
Portfolio Turnover Rate                                           26%         29%         24%         28%         36%          2%
Average Commission Rate Paid                                 $ 0.134     $ .0183         N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

** Inception date.
** Annualized.
 + Total return figures do not reflect the annual account maintenance fee of
   $10.
--------------------------------------------------------------------------------

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Institutional Index Fund or the Portfolios of Vanguard Index Trust. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Funds, you should take into account your personal tolerance for the daily fluctuations of the stock market. Remember, too, that each Fund seeks to match a different stock market index; therefore, investment risk will vary from one investment to another.

    Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Funds, would confront.

                                PLAIN TALK ABOUT
                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.

THE FUNDS' OBJECTIVES

Each of the Funds seeks to match, as closely as possible, the performance of a specific stock market index. This objective is fundamental, which means that it cannot be changed unless a majority of Fund shareholders vote to do so.

    [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUNDS, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

    The Institutional Index Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

    The Total Stock Market Portfolio seeks to parallel the performance of the Wilshire 5000 Equity Index, which consists of all of the U.S. stocks regularly traded on the New York and American Stock Exchanges and in the Nasdaq over-the-counter market.

    The Extended Market Portfolio seeks to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies (none of which is included in the S&P 500 Index).

    The Mid Capitalization Stock Portfolio seeks to parallel the performance of the Standard & Poor's MidCap 400 Index, which comprises a market-weighted group of medium-sized U.S. companies.

    The Small Capitalization Stock Portfolio seeks to match the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

                                PLAIN TALK ABOUT
                                   VALUE FUNDS
                                AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price or who prefer a higher portion of the fund's returns as capital gains, which may be taxed at lower rates than dividend income.

    The Value Portfolio seeks to replicate the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index that offer higher-than-average dividend yields and are often considered out of favor with investors.

    The Small Capitalization Value Stock Portfolio seeks to replicate the performance of the Standard & Poor's SmallCap 600/BARRA Value Index, which includes those stocks of the S&P SmallCap 600 Index, with lower-than-average price/earnings and price/book ratios.

    The Growth Portfolio seeks to parallel the performance of the Standard & Poor's/BARRA Growth Index, which is made up of those stocks of the S&P 500 Index with lower-than-average dividend yields and higher-than-average price/earnings and price/book ratios.

    The Small Capitalization Growth Stock Portfolio seeks to track the performance of the Standard & Poor's SmallCap 600/BARRA Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher-than-average price/earnings and price/book ratios.

    [FLAG] AN INDEX FUND HAS OPERATING EXPENSES; A MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND -- WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

    Neither Vanguard Institutional Index Fund nor any of the Portfolios of Vanguard Index Trust are sponsored, sold, promoted, or endorsed by Standard & Poor's Corporation, BARRA Associates, Wilshire Associates, or the Frank Russell Company.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

The Funds are intended to be long-term investment vehicles; none are designed to provide investors with a means of speculating on short-term fluctuations in the stock market.



WHO SHOULD INVEST

Vanguard Institutional Index Fund, or any of the Portfolios of Vanguard Index Trust, may be a suitable investment for you if you are looking for a U.S. stock portfolio that follows a simple, cost-effective index-matching strategy and, in doing so, provides the potential for growth in the value of your investment over the long term. However, one investment may more closely meet your investment objectives than the others.

    For instance, the Total Stock Market Portfolio may be suitable for you if:

- You are looking for an investment that reflects the performance of the entire U.S. stock market.

-    You are seeking some dividend income.

     The Institutional Index Fund and the Value Portfolio may be suitable for you if:

-    You want to invest in large companies.

-    You are seeking some dividend income.

     The Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios may be suitable for you if:

-    You want to focus on the stocks of medium-sized and/or small companies.

- You can accept greater share-price volatility than Vanguard Institutional Index Fund and the other Trust Portfolios tend to experience.

     The Small Capitalization Value Stock Portfolio may be suitable for you if:

- You are seeking exposure to the stocks of small companies that are often considered out of favor in the market.

- You are comfortable with a higher level of share-price volatility than that experienced by Vanguard Institutional Index Fund and the other Trust Portfolios.

-    You are willing to forgo dividend income.

     The Growth Portfolio may be suitable for you if:

- You want to invest in large companies, but you are not seeking dividend income.

- You are looking for more growth potential than the Institutional Index Fund and the Value Portfolio offer -- and are willing to accept greater fluctuations in share price.

     The Small Capitalization Growth Stock Portfolio may be suitable for you if:

-    You want to focus on small-company stocks.

- You are seeking a portfolio of stocks considered to have higher-than-average price/earnings and price/book ratios.

-    You are willing to accept a high level of share-price fluctuation.

    None of the Funds would be an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Funds have adopted the following policies:

- The Funds reserve the right to reject any purchase request into the Funds -- including exchanges from other Vanguard funds -- that they regard as disruptive to the efficient management of the Funds.

    The Funds may exercise this right because of the timing of the investment or because of a history of excessive trading by the investor.

- Five of Vanguard Index Trust's Portfolios (Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock) charge a transaction fee on purchases.

- There is a limit on the number of times you can exchange into or out of the Funds (see "Exchanges" in the INVESTING WITH VANGUARD section).

-    The Funds reserve the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called "market-timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Funds discourage short-term trading by, among other things, closely monitoring daily transactions.


INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Funds' objective of matching the performance of specific stock indexes. It also explains the market and objective risks faced by the Funds' shareholders. Unlike the investment objective of the Funds, the adviser's investment strategy is not fundamental and can be changed by the Funds' Board of Trustees without shareholder approval. However, before making any important change in their strategy, the Funds will give shareholders 30 days' notice, in writing.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

MARKET EXPOSURE
To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks.

    [FLAG] THE FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the S&P 500 Index, which -- in addition to being the target index for the Institutional Index Fund -- is a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

                      U.S. STOCK MARKET RETURNS (1926 - 1997)

----------------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
Best               53.9%        23.9%        20.1%         16.9%
Worst             -43.3        -12.5         -0.9           3.1
Average            13.0         10.5         10.9          10.9
----------------------------------------------------------------------

    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the Funds in particular.

    Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid Capitalization Stock, and Small Capitalization Stock Portfolios, respectively) have been more volatile than -- and at times have performed quite differently from -- the large-cap stocks of the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.


    Even indexes that are subsets of the S&P 500 Index -- such as the S&P/BARRA Value Index, and the S&P/BARRA Growth Index (the target indexes for the Value and Growth Portfolios), will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index has been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index and the S&P SmallCap 600/BARRA Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential to be more volatile than the broader market.




    [FLAG] THE FUNDS ARE SUBJECT, IN VARYING DEGREES, TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

                                PLAIN TALK ABOUT
                        ACTIVE VERSUS PASSIVE MANAGEMENT

Vanguard index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, each "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); and low cost (index funds do not have many of the expenses of an actively managed fund -- such as research -- and their relatively low turnover of securities helps keep brokerage commissions to a minimum).


SECURITY SELECTION

The Funds employ a "passively managed" investment approach to implement their indexing strategies. Vanguard Core Management Group, adviser to the Funds, creates a mix of securities that will match the performance of a benchmark index.

    Vanguard Institutional Index Fund and the Mid Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios hold each stock found in their respective indexes in roughly the same proportions as represented in the indexes themselves. For example, if a particular company made up 5% of the assets in the S&P 500 Index, the Fund would try to invest the same percentage of its assets in that company.

    The Total Stock Market, Extended Market, and Small Capitalization Stock Portfolios use a different selection process. Because it would be very expensive to hold all of the stocks in each Portfolio's target index (the Total Stock Market Portfolio's target index, for example, includes more than 7,400 stocks), these three Portfolios employ a "sampling" technique. Using a sophisticated computer program, each Portfolio selects stocks that will recreate its target index in terms of industry, size, and other characteristics (such as projected earnings, financial strength, and debt). For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Market Portfolio would invest 10% of its assets in utility stocks with similar characteristics to the Wilshire group.

                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

    The following tables show the number of stocks generally held by Vanguard Institutional Index Fund and the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998. (Note: Numbers for Vanguard Institutional Index Fund apply to both Institutional and Institutional Plus Shares; numbers for Vanguard Index Trust's Portfolios apply to both Institutional and Investor Shares, except for the Value and Growth Portfolios, which did not begin issuing Institutional Shares until April 20, 1998.)


----------------------------------------------------------------------
                            NUMBER OF             NUMBER OF STOCKS
PORTFOLIO                   STOCKS HELD           IN TARGET INDEX
----------------------------------------------------------------------
Vanguard Institutional
   Index Fund               500                   500
----------------------------------------------------------------------
                            NUMBER OF             NUMBER OF STOCKS
PORTFOLIO                   STOCKS HELD           IN TARGET INDEX
----------------------------------------------------------------------
Total Stock Market          2,800                 7,400
Extended Market             2,150                 6,900
MidCap Stock                N/A                   400
SmallCap Stock              1,700                 1,900
Value                       360                   360
SmallCap Value Stock        N/A                   380
Growth                      140                   140
SmallCap Growth Stock       N/A                   220
----------------------------------------------------------------------


    The top ten holdings for Vanguard Institutional Index Fund and the Total Stock Market, Extended Market, Small Capitalization Stock, Value, and Growth Portfolios as of December 31, 1997, follow. The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998. (Note: Holdings for Vanguard Institutional Index Fund apply to both Institutional and Institutional Plus Shares; holdings for Vanguard Index Trust's Portfolios apply to both Institutional and Investor Shares, except for the Value and Growth Portfolios, which did not begin issuing Institutional Shares until April 20, 1998.)

INSTITUTIONAL INDEX FUND                                   TOTAL STOCK MARKET PORTFOLIO
 1.  General Electric Co.                                  1.  General Electric Co.
 2.  The Coca-Cola Co.                                     2.  The Coca-Cola Co.
 3.  Microsoft Corp.                                       3.  Microsoft Corp.
 4.  Exxon Corp.                                           4.  Exxon Corp.
 5.  Merck & Co., Inc.                                     5.  Merck & Co., Inc.
 6.  Royal Dutch Petroleum                                 6.  Intel Corp.
 7.  Intel Corp.                                           7.  Philip Morris Cos., Inc.
 8.  Philip Morris Cos., Inc.                              8.  Procter & Gamble Co.
 9.  Procter & Gamble Co.                                  9.  International Business
10.  International Business                                    Machines Corp.
     Machines Corp.                                       10.  AT&T Corp.
18% of the Portfolio's total net assets.                  13% of the Portfolio's total net assets.

EXTENDED MARKET PORTFOLIO                                  SMALLCAP STOCK PORTFOLIO
 1.  Berkshire Hathaway                                    1.  Associated Banc-Corp.
 2.  Electronic Data Systems                               2.  U.S. Office Products Co.
 3.  Carnival Corp. Class A                                3.  Jacor Comm. Warrants
 4.  Safeway, Inc.                                         4.  Allied Waste Industries
 5.  The Coca-Cola Co.                                     5.  Brooks Fiber Properties
 6.  RJR Nabisco Holdings                                  6.  Keystone Financial, Inc.
     Corp.                                                 7.  Mack-Cali Realty Corp.
 7.  Franklin Resources Corp.                              8.  Arterial Vascular
 8.  Republic Industries, Inc.                                 Engineering, Inc.
 9.  Cox Communications                                    9.  Citrix Systems, Inc..
     Class A                                              10.  Sovereign Bancorp, Inc.
10.  The Equitable Cos.                                   2% of the Portfolio's total net assets.
6% of the Portfolio's total net assets.

VALUE PORTFOLIO                                            GROWTH PORTFOLIO
 1.  Exxon Corp.                                           1.  General Electric Co.
 2.  Royal Dutch Petroleum Co.                             2.  The Coca-Cola Co.
 3.  International Business                                3.  Microsoft Corp.
     Machines Corp.                                        4.  Merck & Co., Inc.
 4.  AT&T Corp.                                            5.  Intel Corp.
 5.  The Walt Disney Co.                                   6.  Philip Morris Cos., Inc.
 6.  Travelers Group Inc.                                  7.  Procter & Gamble Co.
 7.  Ford Motor Co.                                        8.  Pfizer, Inc.
 8.  Citicorp                                              9.  Bristol-Myers Squibb Co.
 9.  Mobil Corp.                                          10.  Wal-Mart Stores, Inc.
10.  Bellsouth Corp.                                      34% of the Portfolio's total net assets.
22% of the Portfolio's total net assets.


    Keep in mind that, because the makeup of the Funds changes daily, these listings are only "snapshots" at one point in time. Note, too, that portfolios that track indexes comprising a relatively small number of securities tend to be less diversified than portfolios whose target indexes contain thousands of securities. For instance, the Growth Portfolio, which seeks to parallel an index of about

140 stocks, has far more of its assets invested in its top ten holdings
(34%) than the Total Stock Market Portfolio (13%), which seeks to track a much larger universe of more than 7,400 stocks. This means that the Growth Portfolio stands a greater chance than the Total Stock Market Portfolio of being hurt by the poor performance of a single stock.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic index funds investing in common stocks is roughly 10%; for all domestic stock funds, the average turnover rate is approximately 80%.

PORTFOLIO TURNOVER

Although the Funds seek to invest for the long term, they retain the right to sell any security at any time. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the turnover rates for the Funds are expected to remain extremely low. Averages for Vanguard Institutional Index Fund (Institutional Shares), for example, have ranged from 4% to 23% over the past five years. (A turnover rate of 100% would occur if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). For instance, futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can be easily bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives -- some of which can carry considerable risks.


INVESTMENT POLICIES

Besides investing in the stocks found in their respective target indexes, the Funds may follow a number of other investment policies to achieve their objectives.

    [FLAG] THE FUNDS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS, WHICH ARE TYPES OF DERIVATIVES.

    Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset).

    For this reason, the Funds will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Funds will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Funds' assets -- 5% -- may be applied toward the deposits

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep at least a small percentage of assets in cash reserves to accommodate shareholder redemptions. While some funds, like index funds, strive to keep cash reserve levels at a minimum and to always remain fully invested in stocks, others allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


required on such contracts, and the value of all such contracts in which any of the Funds acquires an interest cannot exceed 20% of the Fund's total assets.

    The reasons for which the Funds will invest in futures, options, warrants, convertible securities, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.


- To reduce the Funds' transaction costs or add value when these instruments are favorably priced.



INVESTMENT LIMITATIONS

The Funds have adopted limitations on some of their investment policies. Some of these limitations are that a Fund will not:

-    Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of its assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments. With respect to 75% of its assets, a Fund will not:

-    Invest more than 5% in the outstanding securities of any one company.

-    Buy more than 10% of the outstanding voting securities of any company.

    A complete list of the Funds' investment limitations can be found in the Statements of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of a Fund's shareholders.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


INVESTMENT PERFORMANCE

The performance of the Funds is expected to mirror the performance of a specific U.S. stock market segment (or, in the case of the Total Stock Market Portfolio, the entire stock market). Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


-----------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS -- INSTITUTIONAL SHARES
                         PERIODS ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------
                                     1 YEAR       5 YEARS        10 YEARS
Institutional Index Fund --
 Institutional Shares                33.4%        20.3%           17.6%
S&P 500 Index                        33.4         20.3            17.6
Institutional Index Fund --
 Institutional Plus Shares            7.3%*         --              --
S&P 500 Index                         7.3           --              --
-----------------------------------------------------------------------------
Total Stock Market                    8.6%*         --              --
Wilshire 5000 Index                   8.9*          --              --
-----------------------------------------------------------------------------
Extended Market**                    11.8%*         --              --
Wilshire 4500 Index                  12.1*          --              --
-----------------------------------------------------------------------------
SmallCap Stock**                     11.4%*         --              --
Russell 2000 Index                   11.1*          --              --
-----------------------------------------------------------------------------


Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until March 30, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until April 20, 1998.


 *Since inception; see page 4.
**Does not include transaction fee; see page 4.


-----------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS -- INVESTOR SHARES
                         PERIODS ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------
                              1 YEAR        5 YEARS      10 YEARS
-----------------------------------------------------------------------------
Total Stock Market             31.0%         18.9%        18.5%*
Wilshire 5000 Index            31.4          19.3         18.9*
-----------------------------------------------------------------------------
Extended Market**              26.7%         17.5%        16.4%
Wilshire 4500 Index            25.7          17.0         16.3
-----------------------------------------------------------------------------
SmallCap Stock**               24.6%         17.5%        15.8%
Russell 2000 Index             22.4          16.4         15.8
-----------------------------------------------------------------------------
Value                          29.8%         20.5%        20.7%*
S&P/BARRA Value Index          30.0          20.7         20.9*
-----------------------------------------------------------------------------
Growth                         36.3%         19.5%        19.5%*
S&P/BARRA Growth Index         36.5          19.6         19.8*
-----------------------------------------------------------------------------

Note: The Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998.


 *Since inception; see page 4.
**Does not include transaction fee; see page 4.


 The results shown represent the "average annual total return" performance of Vanguard Institutional Index Fund (Institutional and Institutional Plus Shares) and of each Portfolio of Vanguard Index Trust (Institutional and Investor Shares), which assumes that any distributions of capital gains and dividends were rein-vested for the indicated periods. Also included is comparative information on the appropriate unmanaged benchmark index. The Portfolios' returns are not adjusted for the purchase fee for the Extended Market and Small Capitalization Stock Portfolios, or for the purchase fee for the Total Stock Market Portfolio that was eliminated at year-end 1995, nor has an allowance been made for federal, state, or local income taxes that shareholders must pay on a current basis. Note also that the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until April 20, 1998.


SHARE PRICE


The share price of the Funds, called the net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share for each of the Funds is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:


                               TOTAL ASSETS - LIABILITIES
   NET ASSET VALUE =  ------------------------------------------------
                              NUMBER OF SHARES OUTSTANDING

    The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of each of the Funds shares you own, gives you the dollar amount you would have received had you sold your shares back to the Fund that day.

    The share price of the Funds can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Index Funds. Different newspapers use different abbreviations for the Funds, but the most common are:
InstIdx, InstPlus, TotStIst, ExtndIst, MidCapIst, SmCapIst, ValIst, SmValIst, GroIst, and SmGroIst (for Institutional Shares); and TotSt, Extnd, MidCap, SmCap, Value, SmValue, Growth, and SmGrowth (for Investor Shares).

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for less than or more than one year.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, Vanguard Institutional Index Fund and the Total Stock Market, Value, and Growth Portfolios of Vanguard Index Trust distribute virtually all of their income from interest and dividends to their shareholders; the Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios of Vanguard Index Trust distribute their income in December. The Funds distribute any capital gains realized from the sale of securities in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. Keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.

    If you own shares of a Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

    If your Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your tax adviser about other tax consequences of an investment in any of the Funds.

                                PLAIN TALK ABOUT
                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


THE FUNDS AND VANGUARD


Vanguard Institutional Index Fund and Vanguard Index Trust are members of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.


    A list of the Trustees and Officers of the Funds, and their present positions and principal occupations during the past five years, can be found in the Statements of Additional Information.



INVESTMENT ADVISER

Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services to the Funds.

                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

Vanguard Core Management Group provides investment advisory services to many Vanguard funds; as of December 31, 1997, the Group managed more than $99 billion in total assets. The individual primarily responsible for overseeing the Funds' investments is:

    GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

    Under the terms of an advisory agreement, Vanguard pays for all of Vanguard Institutional Index Fund's expenses (except taxes and brokerage commissions). In exchange, the Fund pays Vanguard a quarterly advisory fee of 0.02% that is based on average daily net assets of the Fund for the quarter. In addition, the Fund pays Vanguard a fee of 0.04% for shareholder services related to the Institutional Shares, and a fee of 0.005% for shareholder services related to the Institutional Plus Shares. (The Institutional Shares and Institutional Plus Shares each bear their own expenses for shareholder services.)


    Each of Vanguard Index Trust's Portfolios receives advisory services from Vanguard on an at-cost basis. For the fiscal year ended December 31, 1997, the advisory and administrative fees represented an effective annual rate of 0.02% of the Trust's average net assets. (Note: the Mid Capitalization Stock, Small Capitalization Value Stock, and Small Capitalization Growth Stock Portfolios did not begin operations until April 20, 1998; the Value and Growth Portfolios did not begin offering Institutional Shares until April 20, 1998.)


    The Group is authorized to choose brokers or dealers to handle the purchase and sale of the Funds' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. However, the Group will not pay higher commissions specifically for the purpose of obtaining research services. The Funds may direct the Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.


GENERAL INFORMATION

Vanguard Institutional Index Fund is organized as a Pennsylvania business trust. The Fund offers two separate classes of shares: Institutional Shares and Institutional Plus Shares. The Institutional Shares are available to investors who meet the $10 million investment minimum and may require special employee benefit plan services. The Institutional Plus Shares are available to investors who meet the $200 million investment minimum and do not require special employee benefit plan services.

Vanguard Index Trust is organized as a Pennsylvania business trust. The Trust offers two separate classes of shares: Institutional Shares and Investor Shares. The Institutional Shares are available to investors who meet the $10 million investment minimum. The Investor Shares are available to investors who meet the $3,000 investment minimum (these shares are offered by a separate prospectus).

    Shareholders of the Funds have rights and privileges similar to those enjoyed by other corporate and trust shareholders. For example, shareholders will not be responsible for any liabilities of the Funds. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each of Funds share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Funds except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of a Fund's shares request a meeting in writing.















The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Funds or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS, OR ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P's only relationship to the Funds is the licensing of the S&P marks and S&P 500, which is determined, composed, and calculated by S&P without regard to the Funds. "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

The Funds described in this prospectus are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Funds as an investment option.

- If you have any questions about the Funds, or Vanguard, including the Funds' investment objective, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Funds' shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Funds and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any of the Funds during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of a Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

     Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about the Funds, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

     If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

     Purchases, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Funds' next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).

     Vanguard must consider the interests of all of the Funds' shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Funds' operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-    Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.

MANDATORY CONVERSION TO INSTITUTIONAL SHARES OR INVESTOR SHARES

Vanguard Institutional Index Fund reserves the right to convert an investor's Institutional Plus Shares into the Institutional Shares of the Fund if the investor's account balance falls below $200 million. The Total Stock Market, Extended Market, Mid Capitalization Stock, Small Capitalization Stock, Value, Small Capitalization Value Stock, Growth, and Small Capitalization Growth Stock Portfolios each reserves the right to convert an investor's Institutional Shares into the Investor Shares of the same Portfolio if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor. No portfolio transaction fee will be imposed on share-class conversions.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ONLINE(R)
www.vanguard.com

Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Fund, including its investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

   - The Funds' objective? (pages 15-16)

   - The Funds' investment strategy? (pages 17-22)

   - Who should invest in the Funds? (page 16)

   - The risks associated with the Funds? (pages 15-22)

   - Whether the Fund/Portfolio is federally insured?
     (inside front cover)

   - The Funds' expenses? (page 5)

   - The background of the Funds' investment manager? (page 27)



                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482



FOR PARTICIPANTS IN                FOR OTHER INSTITUTIONAL        ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS           INVESTORS                      VANGUARD MUTUAL FUND
                                   1-800-523-1036                 EDUCATION AND INFORMATION
PARTICIPANT SERVICES CENTER        For information on Vanguard    CENTER
1-800-523-1188                     funds and services             World Wide Web
TEXT TELEPHONE:                                                   www.vanguard.com
1-800-523-8004
For information on the                                            E-mail
Vanguard funds in your plan,                                      online@vanguard.com
Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time


                                                (C) 1998 Vanguard Marketing
                                                Corporation, Distributor

                                                1854N

                                     PART B


                              VANGUARD INDEX TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 20, 1998

     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses, as they may be amended from time to time. The Trust's current prospectuses are dated April 20, 1998. To obtain a Prospectus please call:

                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................   B-1
Investment Limitations......................................   B-4
Purchase of Shares..........................................   B-6
Share Price.................................................   B-7
Redemption of Shares........................................   B-7
Yield and Total Return......................................   B-8
Management of the Trust.....................................   B-9
Portfolio Transactions......................................  B-12
Description of Shares and Voting Rights.....................  B-13
Performance Measures........................................  B-15
Financial Statements........................................  B-16


                       INVESTMENT OBJECTIVES AND POLICIES

     REPURCHASE AGREEMENTS. Each Portfolio of the Trust may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Board of Trustees will monitor the Trust's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Trust. No more than an aggregate of 15% of a Portfolio's assets at the time of investment will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, for which there are no readily available market quotations. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. Each Portfolio of the Trust may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     FUTURES CONTRACTS. Each Portfolio of the Trust may enter into futures contracts, options, warrants, options on futures contracts, convertible securities and swap agreements for the purpose of simulating full investment and reducing transactions costs. The Trust does not use futures or options for speculative purposes. Each Portfolio will only use futures and options to simulate full investment in the underlying index while retaining a cash balance for fund management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Trust's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Portfolio of the Trust expects to earn interest income on its margin deposits.


     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities either held for investment purposes or expected to be acquired by them. Speculators are less inclined to own, or intend to purchase, the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Trust's Portfolios intend to use futures contracts only for bona fide hedging purposes.


     Regulations of the CFTC applicable to the Trust require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of any Portfolio of the Trust's portfolio. A Portfolio will only sell futures contracts to protect the Portfolio against declines in the prices of the securities underlying the futures contracts or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that the majority of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.



     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.


     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.


     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Trust also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategy of the Trust is engaged in only for hedging purposes, the Trust's Officers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.



     Utilization of futures transactions by the Trust does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Portfolio of the Trust is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.


     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. Net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of each Portfolio (as defined in the Investment Company Act of 1940). Each Portfolio may not under any circumstances:

      1) change its investment objective, which is to provide investment results that correspond to the performance of a particular stock index as set forth in (2) below;

      2) change its investment policy, which, in the case of the 500 Portfolio, is to attempt to duplicate the performance of Standard & Poor's 500 Composite Stock Price Index by owning as many of the 500 stocks contained in the index as is feasible; in the case of the Extended Market Portfolio, is to attempt to duplicate the performance of common stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ not included in the S&P 500 Index as represented by the Wilshire 4500 Index; in the case of the Total Stock Market Portfolio is to match the investment performance of the Wilshire 5000 Index, an index consisting of all regularly traded U.S. stocks; in the case of the Value Portfolio, is to attempt to duplicate the performance of the Standard & Poor's/BARRA Value Index by owning as many of the stocks contained in the index as is feasible; in the case of the Growth Portfolio, is to attempt to duplicate the performance of the Standard & Poor's/BARRA Growth Index by owning as many of the stocks contained in the index as is feasible; in the case of the Small Capitalization Stock Portfolio is to duplicate the investment performance of the Russell 2000 Small Stock Index; in the case of the Mid Capitalization Stock Portfolio, is to attempt to duplicate the performance of the S&P MidCap 400 Index by owning as many of the stocks contained in the index as is feasible; in the case of the Small Capitalization Value Stock Portfolio, is to attempt to duplicate the performance of the S&P SmallCap 600/BARRA Value Index by owning as many of the stocks contained in the index as is feasible; and, in the case of the Small Capitalization Growth Stock Portfolio, is to attempt to duplicate the performance of the S&P SmallCap 600/BARRA Growth Index by owning as many of the stocks contained in the index as is feasible.


      3) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interests therein, and that each Portfolio may invest in stock index futures contracts, stock options and options on stock index futures contracts to the extent that not more than 5% of the Portfolio's assets are required as margin deposit for futures contracts and not more than 20% of a Portfolio's assets are invested in futures and options at any time;

      4) lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, (ii) as provided under "Lending of Securities", and (iii) the Mid Capitalization Stock Portfolio, the Small Capitalization Value Stock Portfolio, and the Small Capitalization Growth Stock Portfolio may make loans to any existing and future investment company member of The Vanguard Group of Investment Companies, or its predecessors, through its interfund lending facility;


      5) purchase securities on margin or sell securities short, except as set forth in limitation number "3" above;


      6) with respect to 75% of total assets, (i) purchase more than 10% of the outstanding voting securities of any company, or (ii) purchase securities of any issuer (except obligations of the United States Government and its instrumentalities), if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      7) borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of its net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. The Mid Capitalization Stock Portfolio, the Small Capitalization Value Stock Portfolio, and the Small Capitalization Growth Stock Portfolio may borrow from any existing and future investment company member of The Vanguard Group of Investment Companies, or its predecessors, through its interfund lending facility. Whenever a borrowing exceeds 5% of a Portfolio's net assets, the Portfolio will not make any additional investments;

      8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

      9) engage in the business of underwriting securities issued by other persons except to the extent that a Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

     10) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Trust's investment in The Vanguard Group, Inc.);


     11) invest for the purpose of controlling the management of any company;

     12) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Portfolio's shareholders, or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. Each Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;


     13) invest more than 25% of the value of its total assets in any one industry; or

     14) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "3", above.


     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Trust may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Trust and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Trust and other investment companies. (See "The Vanguard Group".) Each Portfolio of the Trust may not invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' of continuous operation. Additionally, each Portfolio of the Trust will not purchase or retain securities of an issuer if those Officers and Trustees of the Trust owning more than 1/2 of 1% of such securities together own more than 5% of such securities. These are non-fundamental policies which may be changed by the vote of a majority of the Trustees.


                               PURCHASE OF SHARES

     The Trust reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase or exchange purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.


     EXCHANGE OF SECURITIES FOR SHARES OF THE TRUST. In certain circumstances, shares of the Trust's Portfolios may be purchased in exchange for a minimum value of $1 million in common stocks. Such common stocks must be included in the appropriate Index and each position must have a market value in excess of $10,000. Additionally, such securities will be acquired by a Portfolio of the Trust for investment purpose and not for resale and must be liquid securities which are not restricted as to transfer and have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ. Securities accepted by the Portfolio will be valued as set forth under "Share Price" in the Trust's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of each Portfolio of the Trust are issued at net asset value determined as of the same time. "IN-KIND" PURCHASES OF THE SMALL CAPITALIZATION STOCK, EXTENDED MARKET, MID CAPITALIZATION STOCK, SMALL CAPITALIZATION VALUE STOCK AND SMALL CAPITALIZATION GROWTH STOCK PORTFOLIOS WILL NOT BE SUBJECT TO THEIR NORMAL TRANSACTION FEES, 0.5%, 0.25%, 0.25%, 1.00% AND 1.00%, RESPECTIVELY. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.



     A Portfolio will not accept securities in exchange for its shares unless:
(1) such securities are, at the time of the exchange, included in the Portfolio;
(2) such an exchange will not cause the Portfolio's weightings to become imbalanced with respect to the weightings of the stocks included in the corresponding Index; (3) the investor represents and agrees that all securities offered to the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (i.e., one that does not involve a trade of substantial size which artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Portfolio's net assets immediately prior to the transaction.


     Investors interested in such purchases should contact the Trust.

                                  SHARE PRICE

     The share price, or "net asset value" per share for the 500 Portfolio is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value for each share class of the Value, Growth, Extended Market, Small Capitalization Stock and the Total Stock Market Portfolios are calculated by dividing the net assets attributed to each share class, by the total number of shares outstanding for that share class. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.


     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Portfolio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.



     In determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.


     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.


     The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Index Funds.


                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by the Trust for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.

     The Trust has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Trust. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus, and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.


     The Trust has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf subject to those terms and conditions. Under this arrangement, the Trust will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Trust's instructions. Customer orders that are properly transmitted to the Trust by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:



     If you place your order through Schwab and it is received before 3 p.m. Eastern time on any business day, your order will be sent to Vanguard that day and your share price will be based on the Trust's net asset value calculated at the close of trading that day. If your order is received after 3 p.m. Eastern time, it will be sent to Vanguard on the following business day and your share price will be based on the Trust's net asset value calculated at the close of trading that day.


                             YIELD AND TOTAL RETURN

     The annualized yield of the 500 Portfolio for the 30-day period ended December 31, 1997 was +1.50%. The annualized yield of the Extended Market Portfolio's Investor Shares for the 30-day period ended December 31, 1997 was +1.17%. The annualized yield of the Total Stock Market Portfolio's Investor Shares for the 30-day period ended December 31, 1997 was +1.52%. The annualized yield of the Value Portfolio for the 30-day period ended December 31, 1997 was +1.83%. The annualized yield of the Growth Portfolio for the 30-day period ended December 31, 1997 was +1.06%. The annualized yield of the Small Capitalization Stock Portfolio's Investor Shares for the 30-day period ended December 31, 1997 was +1.31%.


     The average annual total return of the 500 Portfolio* for the one-, five-, and ten-year periods ended December 31, 1997 was +33.19%, +20.12% and +17.84%, respectively. The average annual total return for the Investor Shares of the Extended Market Portfolio** for the one-, five- and 10-year periods ended December 31, 1997 was +26.73%, +17.54%, and +16.41%, respectively. The average annual total return of the Investor Shares of the Total Stock Market Portfolio* for the one- and five-year periods ended December 31, 1997, and since the Portfolio's inception on March 16, 1992, was +30.99%, +18.90%, and +18.52%(1),
respectively. The average annual total return of the Value Portfolio* for the one- and five-year periods ended December 31, 1997 and since inception on November 2, 1992 was +29.77%, +20.53%, and +20.68%(1), respectively. The average annual total return of the Growth Portfolio* for the one- and five-year periods ended December 31, 1997 and since inception on November 2, 1992, was +36.34%, +19.46%, and +19.53%(1), respectively. The average annual total return of the Investor Shares of the Small Capitalization Stock Portfolio*** for the one-, five- and ten-year periods ended December 31, 1997 was +24.59%, +17.48%, and +15.79%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


     The Institutional Shares of the Extended Market Portfolio, Total Stock Market Portfolio and Small Capitalization Stock Portfolio were not offered prior to July 7, 1997. The Institutional Shares of the Value Portfolio and the Growth Portfolio were not offered prior to April 20, 1998. The Investor Shares and Institutional Shares of the Mid Capitalization Stock, Small Capitalization Value Stock and Small Capitalization Growth Stock Portfolios were not offered prior to April 20, 1998.
---------------
  * Total return figures are not adjusted to reflect the $10 annual account maintenance fee.
 ** Total return figures for the Extended Market Portfolio are not adjusted to reflect the 0.25% portfolio transaction fee and the $10 annual account maintenance fee.
*** Total return figures for the Small Capitalization Stock Portfolio are not adjusted to reflect the 0.5% portfolio transaction fee and the $10 annual account maintenance fee.
 (1) Annualized.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929)
Senior Chairman and Trustee*
     Senior Chairman, Director and former Chief Executive Officer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee*
     Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, (DOB: 9/28/1935)
Trustee

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER,
(DOB: 10/11/1928) Trustee
     Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England
     Telecommunications Company.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941)
Trustee
     Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
     President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
     Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938)
Secretary*
     Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, (DOB: 3/22/1937)
Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Mr. Bogle and the Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP


     Vanguard Index Trust is a member of the Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are Officers of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides that each Vanguard Fund may invest up to .40% of its current net assets in Vanguard as contributions to Vanguard's capitalization. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1997, the Trust had contributed capital of $4,283,000 to Vanguard, representing 21.4% of Vanguard's capitalization.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1997, the Trust's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $80,039,000.

     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1997, the Trust paid approximately $13,553,000 of the Group's distribution and marketing expenses. With respect to the Extended Market, Total Stock Market and Small Capitalization Portfolios, expenses paid to Vanguard that are associated with marketing and distribu-tion activities will be allocated to the class of shares of the Portfolio on behalf of which the expenses were incurred by making such allocations to each share class as if each such class were a separate Vanguard Fund. With respect to the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios' expenses associated with Vanguard's provision of shareholder account services will be allocated to each share class on the basis of the amount incurred by each share class.


     INVESTMENT ADVISORY SERVICES. Vanguard Index Trust receives all investment adviser services from Vanguard's Core Management Group. The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Balanced Index Fund, several Portfolios of Vanguard Variable Insurance Fund -- Equity Index Portfolio, Vanguard Bond Index Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, a portion of the assets of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard Explorer Fund, and several indexed separate accounts. These services are provided on an at-cost basis from money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1995, 1996 and 1997, the Trust paid the following amount of Vanguard's expenses relating to investment advisory services:


                         PORTFOLIO                             1995       1996       1997
                         ---------                            -------    -------    -------
500 Portfolio...............................................  $24,000    $20,000    $67,000
Extended Market Portfolio...................................  $47,000    $27,000    $53,000
Total Stock Market Portfolio................................  $47,000    $27,000    $56,000
Small Capitalization Stock Portfolio........................  $47,000    $29,000    $67,000
Value Portfolio.............................................  $24,000    $12,000    $22,000
Growth Portfolio............................................  $24,000    $12,000    $22,000

DIRECTOR/TRUSTEE COMPENSATION

     The individuals in the table in this section serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.


INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees -- that is, the ones who are not also Officers of the Trust -- in three ways:


- The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

- The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

- Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.


"INTERESTED" DIRECTORS/TRUSTEES. The Funds' interested Directors/Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as Officers of The Vanguard Group, Inc.



COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended December 31, 1997.


                              VANGUARD INDEX TRUST
                               COMPENSATION TABLE

                             AGGREGATE     PENSION OR RETIREMENT       ESTIMATED        TOTAL COMPENSATION
                            COMPENSATION    BENEFITS ACCRUED AS     ANNUAL BENEFITS   FROM ALL VANGUARD FUNDS
    NAMES OF TRUSTEES        FROM TRUST    PART OF TRUST EXPENSES   UPON RETIREMENT     PAID TO TRUSTEES(2)
    -----------------       ------------   ----------------------   ---------------   -----------------------
John C. Bogle(1)              None              None                   None                None
John J. Brennan(1)            None              None                   None                None
Barbara Barnes Hauptfuhrer   $12,781           $1,843                 $15,000             $70,000
Robert E. Cawthorn           $12,781           $1,536                 $13,000             $70,000
Bruce K. MacLaury            $13,603           $1,761                 $12,000             $65,000
Burton G. Malkiel            $12,862           $1,237                 $15,000             $70,000
Alfred M. Rankin, Jr.        $12,781           $  970                 $15,000             $70,000
John C. Sawhill              $12,781           $1,152                 $15,000             $70,000
James O. Welch, Jr.          $12,781           $1,418                 $15,000             $70,000
J. Lawrence Wilson           $12,781           $1,024                 $15,000             $70,000

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


                              PORTFOLIO TRANSACTIONS


     In placing portfolio transactions, Vanguard's Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Trust.

     Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Trust may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Trust shares by a broker or dealer in selecting among broker-dealers.

     During the years ended December 31, 1995, 1996 and 1997, the Trust paid brokerage commissions of $3,421,567, $5,809,682 and $6,577,424, respectively.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") or classes of shares. Currently the Trust is offering shares of nine Portfolios. The Extended Market Portfolio, the Total Stock Market Portfolio, the Small Capitalization Stock Portfolio, the Mid Capitalization Stock Portfolio, the Value Portfolio, the Small Capitalization Value Stock Portfolio, the Growth Portfolio, and the Small Capitalization Growth Stock Portfolio of the Trust each offers two classes of shares, Investor Shares and Institutional Shares.

     The shares of the Trust are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust have no pre-emptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Portfolio or class, shall be voted in the aggregate and not by Portfolio except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual Portfolio or class; and (ii) when the matter does not affect any interest of a particular Portfolio or class, then only shareholders of the affected Portfolio(s) or class(es) shall be entitled to vote thereon.

     The Trust will continue without limitation of time, provided, however, that:

     1) Subject to the majority vote of the holders of shares of any Portfolio of the Trust outstanding, the Trustees may sell or convert the assets of such Portfolio to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of such Portfolio and any classes thereof;

     2) Subject to the majority vote of shares of any Portfolio of the Trust outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfolio or its classes; and

     3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios or classes into a single Portfolio or class so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), and 3) above, the Trust shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust and not because of such shareholder's acts or omissions. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for neglect or wrongdoing, errors of judgment or mistakes of fact or law, provided the Trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of the Trust. Nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     Each of the investment company members of The Vanguard Group, including Vanguard Index Trust, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.


STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S/BARRA VALUE INDEX -- contains common stocks of the S&P 500 Index which have lower than average price-to-book ratios.

STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.


BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


RUSSELL 2000 STOCK INDEX -- is composed of approximately 2,000 small capitalization stocks.


MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

                              FINANCIAL STATEMENTS

     The Trust's Financial Statements as of and for the year ended December 31, 1997, appearing in the Vanguard Index Trust 1997 Annual Report to Shareholders and inserts thereto, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Trust's 1997 Annual Report to Shareholders does not include information for the Investor Shares or Institutional Shares of the Mid Capitalization Stock, Small Capitalization Value Stock or Small Capitalization Growth Stock Portfolios because such Portfolios did not exist prior to April 20, 1998. Additionally, the Trust's 1997 Annual Report to Shareholders does not include information for the Institutional shares of the Value Portfolio or Growth Portfolio because such class of shares was not offered for these Portfolios until April 20, 1998. For a more complete discussion of the Trust's performance, please see the Trust's 1997 Annual Report to Shareholders, which can be obtained without charge.